Exhibit 2.35

EXECUTION VERSION

AMENDMENT NO. 1

Dated as of November 24, 2014

to

SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

Dated as of January 17, 2013

THIS AMENDMENT No. 1 (this “Amendment”) dated as of November 24, 2014 is entered into by and between NMC FUNDING CORPORATION, a Delaware corporation, as Purchaser (the “Purchaser”) and NATIONAL MEDICAL CARE, INC., a Delaware corporation, as Seller (the “Seller”).

PRELIMINARY STATEMENTS

A.                                    The Purchaser and the Seller are parties to that certain Second Amended and Restated Receivables Purchase Agreement dated as of January 17, 2013 (as amended or otherwise modified prior to the date hereof, the “RPA”).  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the RPA.

B.                                    The Purchaser and the Seller have agreed to amend the RPA on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments.

1.1                               Section 3.1 of the RPA is hereby amended by inserting the following provision as new clause (aa) immediately after clause (z) thereof:

(aa)                          Anti-Corruption Laws and Sanctions.  Policies and procedures have been implemented and maintained by or on behalf of the Seller that are designed to achieve compliance by the Seller and its Subsidiaries, directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, giving due regard to the nature of such Person’s business and activities, and the Seller, its Subsidiaries and, to the knowledge of the Seller, its officers, employees, directors and agents acting in any capacity in connection with or directly benefitting from the sale, transfer or assignment of the Receivables under the RPA, are in compliance, in all material respects, (i) with Anti-Corruption Laws, except for the matters described on Exhibit F, and (ii)

applicable Sanctions.  None of (a) the Seller or any of its Subsidiaries or, to the knowledge of the Seller, any of its directors, officers, employees, or agents that will act in any capacity in connection with or directly benefit from the sale, transfer or assignment of the Receivables under the RPA, is a Sanctioned Person, and (b) neither the Seller nor any of its Subsidiaries is organized or resident in a Sanctioned Country.  No sale, transfer or assignment of any Receivables or use of proceeds of any of the foregoing by the Seller has in any manner given rise to a violation of Anti-Corruption Laws or applicable Sanctions.

1.2                               Section 3.1 of the RPA is hereby amended by inserting the language in bold below into clause (e):

(e) Accuracy of Information.  All information heretofore furnished by the Seller (including, without limitation, each Investor Report and each Cash Collections Report (in each case, to the extent such Investor Report and Cash Collections Report is prepared by the Seller or any other Parent Group Member or contains any information supplied by the Seller or any such Parent Group Member), any reports delivered pursuant to Section 6.5 and the Seller’s financial statements) to the Purchaser, any Conduit Investor, any Bank Investor, the Agent or any Administrative Agent for purposes of or in connection with this Agreement or any other Transaction Document or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by the Seller to the Purchaser, any Conduit Investor, any Bank Investor, the Agent or any Administrative Agent will be, true and accurate in every material respect, on the date such information is stated or certified.

1.3                               Section 3.1 of the RPA is hereby amended by inserting the following sentence at the end of clause (l):

Without limiting the generality of the foregoing, no Receivable that is or has been treated as an Eligible Receivable for any purpose hereunder or under the TAA was originated by any Transferring Affiliate following the date it ceased to be a direct or indirect wholly-owned Subsidiary of FMCH.

1.4                               Section 5.1 of the RPA is hereby amended by inserting the following provision as new clause (n) immediately after clause (m) thereof:

(n)                                 Anti-Corruption Laws and Sanctions.  Policies and procedures will be maintained and enforced by or on behalf of the Seller that are designed in good faith and in a commercially reasonable manner to promote and achieve compliance, in the reasonable judgment of the Seller, by the Seller and its directors, officers, employees and agents with Anti-

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Corruption Laws and applicable Sanctions, in each case giving due regard to the nature of the Seller’s business and activities.

1.5                               Section 5.2 of the RPA is hereby amended by inserting the following provision as new clause (j) immediately after clause (i) thereof:

(j)                                    Anti-Corruption Laws and Sanctions.  The Seller will not sell, transfer or assign any Receivables, and shall procure that its directors, officers, employees and agents shall not use, the proceeds of any sale, transfer or assignment of any Receivables (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding or financing any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, in each case to the extent doing so would violate any Sanctions, or (C) in any other manner that would result in liability to any party hereto under any applicable Sanctions or the violation of any Sanctions by any such Person.

1.6                               Section 5.2(f) of the RPA is hereby amended by adding the following proviso immediately before the last period therein:  “except to the extent permitted in accordance with Section 5.2(f) of the TAA”.

1.7                               Exhibit F (List of Actions and Suits) of the RPA is hereby deleted and replaced with the new Exhibit F attached hereto as Exhibit 1.

1.8                               Exhibit G (Location of Records) of the RPA is hereby deleted and replaced with the new Exhibit G attached hereto as Exhibit 2.

1.9                               Exhibit H (List of Seller’s Subsidiaries, Divisions and Tradenames) of the RPA is hereby deleted and replaced with the new Exhibit H attached hereto as Exhibit 3.

1.10                        Exhibit I (Form of Transferring Affiliate Letter) of the RPA is hereby amended to insert at the end of such exhibit the form of Amendment No. 5 to the Transferring Affiliate Letter attached hereto as Exhibit 4.

1.11                        Exhibit J (List of Transferring Affiliates, Chief Executive Offices of Transferring Affiliates and Tradenames) of the RPA is hereby deleted and replaced with the new Exhibit J attached hereto as Exhibit 5.

SECTION 2.  Conditions Precedent.  This Amendment shall become effective and be deemed effective as of the date hereof upon (i) the receipt by the Purchaser of counterparts of this Amendment duly executed by the Purchaser and the Seller, (ii) the effectiveness of Amendment No. 1 to the Amended and Restated Transferring Affiliate Letter of even date

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herewith among the Seller and each Transferring Affiliate and (iii) the effectiveness of the Seventh Amended and Restated Transfer and Administration Agreement of even date herewith among the Seller, the Purchaser, the Transferor, the Collection Agent, the Administrative Agents and the Agent.

SECTION 3.  Covenants, Representations and Warranties of the Seller.

3.1                               Upon the effectiveness of this Amendment, the Seller hereby reaffirms all covenants, representations and warranties made by it in the RPA and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

3.2                               The Seller hereby represents and warrants that (i) this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms and (ii) upon the effectiveness of this Amendment, no Seller Default or Potential Seller Default shall exist under the RPA.

SECTION 4.  Reference to and Effect on the RPA.

4.1                               Upon the effectiveness of this Amendment, each reference in the RPA to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the RPA as amended hereby, and each reference to the RPA in any other document, instrument and agreement executed and/or delivered in connection with the RPA shall mean and be a reference to the RPA as amended hereby.

4.2                               Except as specifically amended hereby, the RPA and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.3                               The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Purchaser or any of its assignees under the RPA or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

SECTION 5.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

SECTION 6.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart via facsimile or other electronic transmission shall be deemed delivery of an original counterpart.

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SECTION 7.  Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[The remainder of this page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

NMC FUNDING CORPORATION,
as Purchaser

By:	/s/ Mark Fawcett
Name:	Mark Fawcett
Title:	Treasurer

NATIONAL MEDICAL CARE, INC.,
as Seller

By:	/s/ Mark Fawcett
Name:	Mark Fawcett
Title:	Treasurer

Signature Page

Amendment No. 1 to Second Amended and Restated Receivables Purchase Agreement

Exhibit 1
to Amendment

EXHIBIT F

to

SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

LIST OF ACTIONS AND SUITS

SECTION 3.1(g)

The “Legal and Regulatory Matters” section of the most recent annual report on Form 20-F or report on Form 6-K for the quarter, as applicable, and such other Form 6-Ks referencing therein any actions, suits or proceedings, each as filed by Fresenius Medical Care AG & Co. KGaA (“FME KGaA” or the “Company”) with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934 is hereby incorporated by reference as if fully set forth herein.

Such filings can be found on the SEC website at the following link: http://www.sec.gov/cgi-bin/browse-edgar?action=getcompany&CIK=0001333141&owner=exclude&count=40

The following are excerpts from the report on Form 6-K of FME KGaA filed with the Securities and Exchange Commission on November 4, 2014 for the period ending September 30, 2014 (in thousands, except share and per share data):

Legal and Regulatory Matters

The Company is routinely involved in numerous claims, lawsuits, regulatory and tax audits, investigations and other legal matters arising, for the most part, in the ordinary course of its business of providing healthcare services and products. Legal matters that the Company currently deems to be material or noteworthy are described below. For the matters described below in which the Company believes a loss is both reasonably possible and estimable, an estimate of the loss or range of loss exposure is provided. For the other matters described below, the Company believes that the loss probability is remote and/or the loss or range of possible losses cannot be reasonably estimated at this time. The outcome of litigation and other legal matters is always difficult to predict accurately and outcomes that are not consistent with the Company’s view of the merits can occur. The Company believes that it has valid defenses to the legal matters pending against it and is defending itself vigorously. Nevertheless, it is possible that the resolution of one or more of the legal matters currently pending or threatened could have a material adverse effect on its business, results of operations and financial condition.

Commercial Litigation

On August 27, 2012, Baxter filed suit in the U.S. District Court for the Northern District of Illinois, styled Baxter International Inc., et al., v. Fresenius Medical Care Holdings, Inc., Case No. 12-cv-06890, alleging that the Company’s Liberty® cycler infringes certain U.S. patents that were issued to Baxter between October 2010 and June 2012. The Company believes it has valid defenses to these claims, and will defend this litigation vigorously.

On April 5, 2013, the U.S. Judicial Panel on Multidistrict Litigation ordered that the numerous lawsuits filed and anticipated to be filed in various federal courts alleging wrongful death and personal injury claims against FMCH and certain of its affiliates relating to FMCH’s acid concentrate products NaturaLyte® and Granuflo® be transferred and consolidated for pretrial management purposes into a consolidated multidistrict litigation in the United States District Court for the District of Massachusetts, styled In Re: Fresenius Granuflo/Naturalyte Dialysate Products Liability Litigation, Case No. 2013-md-02428. The Massachusetts state courts subsequently established a similar consolidated litigation for such cases filed in Massachusetts county courts, styled In Re: Consolidated Fresenius Cases, Case No. MICV 2013-03400-O (Massachusetts Superior Court, Middlesex County). These lawsuits allege generally that inadequate labeling and warnings for these products caused harm to patients. In addition, similar cases have been filed in state courts outside Massachusetts, in some of which the judicial authorities have established consolidated proceedings for their disposition. FMCH believes that these lawsuits are without merit, and will defend them vigorously.

Other Litigation and Potential Exposures

On February 15, 2011, a qui tam relator’s complaint under the False Claims Act against FMCH was unsealed by order of the United States District Court for the District of Massachusetts and served by the relator. The United States has not intervened in the case United States ex rel. Chris Drennen v. Fresenius Medical Care Holdings, Inc., 2009 Civ. 10179 (D. Mass.). The relator’s complaint, which was first filed under seal in February 2009, alleges that the Company seeks and receives reimbursement from government payors for serum ferritin and hepatitis B laboratory tests that are medically unnecessary or not properly ordered by a physician. On March 6, 2011, the United States Attorney for the District of Massachusetts issued a subpoena seeking the production of documents related to the same laboratory tests that are the subject of the relator’s complaint. FMCH has cooperated fully in responding to the subpoena, and will vigorously contest the relator’s complaint.

Subpoenas or search warrants have been issued by federal and state law enforcement authorities under the supervision of the United States Attorneys for the Districts of Connecticut, Southern Florida, Eastern Virginia and Rhode Island to American Access Care LLC (AAC), which the Company acquired in October 2011, and to the Company’s Fresenius Vascular Access subsidiary which now operates former AAC centers as well as its own original facilities. Subpoenas have also been issued to certain of the Company’s outpatient hemodialysis facilities for records relating to vascular access treatment and monitoring. The Company is cooperating fully in these investigations. Communications with certain of the investigating United States Attorney Offices indicate that the inquiry encompasses invoicing and coding for procedures commonly performed in vascular access centers and the documentary support for the medical necessity of such procedures. The AAC acquisition agreement contains customary indemnification obligations with respect to breaches of representations, warranties or covenants and certain other specified matters. As of October 18, 2013, a group of the prior owners of AAC exercised their right pursuant to the terms of the acquisition agreement to assume responsibility for responding to certain of the subpoenas. Pursuant to the AAC acquisition agreement the prior owners are obligated to indemnify the Company for certain liabilities that might arise from those subpoenas.

The Company has received communications alleging conduct in countries outside the U.S. and Germany that may violate the U.S. Foreign Corrupt Practices Act (“FCPA”) or other anti-bribery laws. The Audit and Corporate Governance Committee of the Company’s Supervisory Board is conducting an investigation with the assistance of independent counsel. The Company voluntarily advised the U.S. Securities and Exchange Commission (“SEC”) and the U.S. Department of Justice (“DOJ”). The Company’s investigation and dialogue with the SEC and DOJ are ongoing. The Company has received a subpoena from the SEC requesting additional documents and a request from the DOJ for copies of the documents provided to the SEC. The Company is cooperating with the requests.

Conduct has been identified that may result in monetary penalties or other sanctions under the FCPA or other anti-bribery laws. In addition, the Company’s ability to conduct business in certain jurisdictions could be negatively impacted. The Company has previously recorded a non-material accrual for an identified matter.  Given the current status of the investigations and remediation activities, the Company cannot reasonably estimate the range of possible loss that may result from identified matters or from the final outcome of the investigations or remediation activities.

The Company’s independent counsel, in conjunction with the Company’s Compliance Department, have reviewed the Company’s anti-corruption compliance program, including internal controls related to compliance with international anti-bribery laws, and appropriate enhancements are being implemented. The Company is fully committed to FCPA compliance.

In December 2012 and January 2013, FMCH received subpoenas from the United States Attorneys for the District of Massachusetts and the Western District of Louisiana requesting production of a broad range of documents. Communications with the investigating United States Attorney Offices indicate that the inquiry relates to products manufactured by FMCH, which encompasses the Granuflo® and Naturalyte® acid concentrate products that are also the subject of personal injury litigation described above, as well as electron-beam sterilization of dialyzers, the Liberty peritoneal dialysis cycler, and 2008 series hemodialysis machines as related to the use of Granuflo® and Naturalyte®. FMCH is cooperating fully in the government’s investigation.

On June 13, 2014, the Ministry of Commerce of the People’s Republic of China, (MOFCOM) launched an anti-dumping investigation into producers of hemodialysis equipment in the European Union and Japan, which includes certain of the Company’s subsidiaries. The Company is cooperating in this investigation and answered questionnaires issued by MOFCOM.

The Company filed claims for refunds contesting the Internal Revenue Service’s (“IRS”) disallowance of FMCH’s deductions for civil settlement payments taken by FMCH in prior year tax returns. As a result of a settlement agreement with the IRS, the Company received a partial refund in September 2008 of $37,000, inclusive of interest and preserved its right to pursue claims in the United States Courts for refunds of all other disallowed deductions, which totaled approximately $126,000. On December 22, 2008, the Company filed a complaint for complete refund in the United States District Court for the District of Massachusetts, styled as Fresenius Medical Care Holdings, Inc. v. United States. On August 15, 2012, a jury entered a verdict for FMCH granting additional deductions of $95,000. On May 31, 2013, the District Court entered final judgment for FMCH in the refund amount of $50,400. On September 18, 2013, the IRS appealed the District Court’s ruling to the United States Court of Appeals for the First Circuit (Boston). On August 13, 2014, the United States Court of Appeals for the First Circuit (Boston) affirmed the District Court’s order.

In August 2014, FMCH received a subpoena from the United States Attorney for the District of Maryland inquiring into FMCH’s contractual arrangements with hospitals and physicians, including contracts relating to the management of in-patient acute dialysis services. FMCH is cooperating in the investigation.

From time to time, the Company is a party to or may be threatened with other litigation or arbitration, claims or assessments arising in the ordinary course of its business. Management regularly analyzes current information including, as applicable, the Company’s defenses and insurance coverage and, as necessary, provides accruals for probable liabilities for the eventual disposition of these matters.

The Company, like other healthcare providers, conducts its operations under intense government regulation and scrutiny. It must comply with regulations which relate to or govern the safety and efficacy of medical products and supplies, the marketing and distribution of such products, the operation of manufacturing facilities, laboratories and dialysis clinics, and environmental and occupational health and safety. With respect to its development, manufacture, marketing and distribution of medical products, if such compliance is not maintained, the Company could be subject to significant adverse regulatory actions by the FDA and comparable regulatory authorities outside the U.S. These regulatory actions could include warning letters or other enforcement notices from the FDA, and/or comparable foreign regulatory authority which may require the Company to expend significant time and resources in order to implement appropriate corrective actions. If the Company does not address matters raised in warning letters or other enforcement notices to the satisfaction of the FDA and/or comparable regulatory authorities outside the U.S., these regulatory authorities could take additional actions, including product recalls, injunctions against the distribution of products or operation of manufacturing plants, civil penalties, seizures of the Company’s products and/or criminal prosecution. FMCH is currently engaged in remediation efforts with respect to three pending FDA warning letters. See “Regulatory and Legal Matters — Product Regulation” section of the 2013 Annual Report on Form 20-F for additional information. The Company must also comply with the laws of the United States, including the federal Anti-Kickback Statute, the federal False Claims Act, the federal Stark Law and the federal Foreign Corrupt Practices Act as well as other federal and state fraud and abuse laws. Applicable laws or regulations may be amended, or enforcement agencies or courts may make interpretations that differ from the Company’s interpretations or the manner in which it conducts its business. Enforcement has become a high priority for the federal government and some states. In addition, the provisions of the False Claims Act authorizing payment of a portion of any recovery to the party bringing the suit encourage private plaintiffs to commence “qui tam” or “whistle blower” actions. By virtue of this regulatory environment, the Company’s business activities and practices are subject to extensive review by regulatory authorities and private parties, and continuing audits, subpoenas, other inquiries, claims and litigation relating to the Company’s compliance with applicable laws and regulations. The Company may not always be aware that an inquiry or action has begun, particularly in the case of “whistle blower” actions, which are initially filed under court seal.

The Company operates many facilities throughout the United States and other parts of the world. In such a decentralized system, it is often difficult to maintain the desired level of oversight and control over the thousands of individuals employed by many affiliated companies. The Company relies upon its management structure, regulatory and legal resources, and the effective operation of its compliance program to direct, manage and monitor the activities of these employees. On occasion, the Company may identify instances where employees or other agents deliberately, recklessly or inadvertently contravene the Company’s policies or violate applicable law. The actions of such persons may subject the Company and its subsidiaries to liability under the Anti-Kickback Statute, the Stark Law, the False Claims Act and the Foreign Corrupt Practices Act, among other laws and comparable laws of other countries.

Physicians, hospitals and other participants in the healthcare industry are also subject to a large number of lawsuits alleging professional negligence, malpractice, product liability, worker’s compensation or related claims, many of which involve large claims and significant defense costs. The Company has been and is currently subject to these suits due to the nature of its business and expects that those types of lawsuits may continue. Although the Company maintains insurance at a level which it believes to be prudent, it cannot assure that the coverage limits will be adequate or that insurance will cover all asserted claims. A successful claim against the Company or any of its subsidiaries in excess of insurance coverage could have a material adverse effect upon it and the results of its operations. Any claims, regardless of their merit or eventual outcome, could have a material adverse effect on the Company’s reputation and business.

The Company has also had claims asserted against it and has had lawsuits filed against it relating to alleged patent infringements or businesses that it has acquired or divested. These claims and suits relate both to operation of the businesses and to the acquisition and divestiture transactions. The Company has, when appropriate, asserted its own claims, and claims for indemnification. A successful claim against the Company or any of its subsidiaries could have a material adverse effect upon its business, financial condition, and the results of its operations. Any claims, regardless of their merit or eventual outcome, could have a material adverse effect on the Company’s reputation and business.

Exhibit 2
to Amendment

EXHIBIT G

to

SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

LOCATION OF RECORDS

[attached]

LEGAL NAME	BILLING GROUP NAME	BILLING GROUP ADDRESS 1	BILLING GROUP ADDRESS 2	BILLING GROUP CITY	BILLING GROUP STATE	BILLING GROUP ZIP
Apheresis Care Group, Inc.	WEST DIVISION ACUTE BILLING GROUP	1485 Richardson Drive	Suite 160	Richardson	TX	75080
Bio-Medical Applications Management Company, Inc.	CORPORATE	920 Winter St.		Waltham	MA	02451
Bio-Medical Applications of Alabama, Inc.	LAKESIDE BILLING GROUP	3850 N Causeway Blvd	Suite 700	Metairie	LA	70002
Bio-Medical Applications of Amarillo, Inc.	DALLAS BILLING GROUP	1485 Richardson Dr.	Suite 100	Richardson	TX	75080
Bio-Medical Applications of Anacostia, Inc.	PEACHTREE BILLING GROUP	2015 Vaughn Rd	Bldg 300	Kennesaw	GA	30144
Bio-Medical Applications of Aquadilla, Inc.	PUERTO RICO BILLING GROUP	461 FRANCIA ST.,	SUITE 1-401	san Juan	PR	917
Bio-Medical Applications of Arecibo, Inc.	PUERTO RICO BILLING GROUP	461 Francia Street	Suite A-401	San Juan	PR	00917
Bio-Medical Applications of Arkansas, Inc.	LAKESIDE BILLING GROUP	3850 N Causeway Blvd	Suite 700	Metairie	LA	70002
Bio-Medical Applications of Bayamon, Inc.	PUERTO RICO BILLING GROUP	461 Francia Street	Suite A-401	San Juan	PR	00917
Bio-Medical Applications of Blue Springs, Inc.	TYLER BILLING GROUP	1101 E. SE Loop #323	Suite 190, Woodgate IV	Tyler	TX	75701
Bio-Medical Applications of Caguas, Inc.	PUERTO RICO BILLING GROUP	461 Francia Street	Suite A-401	San Juan	PR	00917
Bio-Medical Applications of California, Inc.	MESA BILLING GROUP	1750 S Mesa Drive	Suite 110	Mesa	AZ	85210
Bio-Medical Applications of Camarillo, Inc.	MESA BILLING GROUP	1750 S Mesa Drive	Suite 110	Mesa	AZ	85210
Bio-Medical Applications of Capitol Hill, Inc.	PEACHTREE BILLING GROUP	2015 Vaughn Rd	Bldg 300	Kennesaw	GA	30144
Bio-Medical Applications of Carolina, Inc.	PUERTO RICO BILLING GROUP	461 Francia Street	Suite A-401	San Juan	PR	00917
Bio-Medical Applications of Carson, Inc.	MESA BILLING GROUP	1750 S Mesa Drive	Suite 110	Mesa	AZ	85210
Bio-Medical Applications of Clinton, Inc.	FAYETTEVILLE BILLING GROUP	235 No McPherson Church Rd.	Suite 201	Fayetteville	NC	28303
Bio-Medical Applications of Columbia Heights, Inc.	PEACHTREE BILLING GROUP	2015 Vaughn Rd	Bldg 300	Kennesaw	GA	30144
Bio-Medical Applications of Connecticut, Inc.	NEW BEDFORD BILLING GROUP	700 Pleasant Street	0	New Bedford	MA	02740
Bio-Medical Applications of Delaware, Inc.	PEACHTREE BILLING GROUP	2015 Vaughn Rd	Bldg 300	Kennesaw	GA	30144
Bio-Medical Applications of Dover, Inc.	NEW BEDFORD BILLING GROUP	700 Pleasant Street	0	New Bedford	MA	02740
Bio-Medical Applications of Eureka, Inc.	MESA BILLING GROUP	1750 S Mesa Drive	Suite 110	Mesa	AZ	85210
Bio-Medical Applications of Fayetteville, Inc.	FAYETTEVILLE BILLING GROUP	235 No McPherson Church Rd.	Suite 201	Fayetteville	NC	28303
Bio-Medical Applications of Florida, Inc.	ORLANDO BILLING GROUP	1155 W State Rd, 434	Suite 125	Longwood	FL	32750
Bio-Medical Applications of Fremont, Inc.	MESA BILLING GROUP	1750 S Mesa Drive	Suite 110	Mesa	AZ	85210
Bio-Medical Applications of Fresno, Inc.	MESA BILLING GROUP	1750 S Mesa Drive	Suite 110	Mesa	AZ	85210
Bio-Medical Applications of Georgia, Inc.	MACON BILLING GROUP	1515 Bass Road	Suite B	Macon	GA	31210
Bio-Medical Applications of Guayama, Inc.	PUERTO RICO BILLING GROUP	461 Francia Street	Suite A-401	San Juan	PR	00917
Bio-Medical Applications of Humacao, Inc.	PUERTO RICO BILLING GROUP	461 Francia Street	Suite A-401	San Juan	PR	00917
Bio-Medical Applications of Illinois, Inc.	ORLANDO BILLING GROUP	1155 W State Rd, 434	Suite 125	Longwood	FL	32750
Bio-Medical Applications of Indiana, Inc.	UNIONTOWN BILLING GROUP	1485 Corporate Woods Pkwy	Suite 100	Uniontown	OH	44685
Bio-Medical Applications of Kansas, Inc.	TYLER BILLING GROUP	1101 E. SE Loop #323	Suite 190, Woodgate IV	Tyler	TX	75701
Bio-Medical Applications of Kentucky, Inc.	KENTUCKY BILLING GROUP	6100 Dutchmans Lane	12th Floor	Louisville	KY	40205
Bio-Medical Applications of Long Beach, Inc.	MESA BILLING GROUP	1750 S Mesa Drive	Suite 110	Mesa	AZ	85210
Bio-Medical Applications of Los Gatos, Inc.	MESA BILLING GROUP	1750 S Mesa Drive	Suite 110	Mesa	AZ	85210
Bio-Medical Applications of Louisiana, LLC	OCALA BILLING GROUP	1308 SE 25th Loop	Suite 102	Ocala	FL	34471
Bio-Medical Applications of Maine, Inc.	NEW BEDFORD BILLING GROUP	700 Pleasant Street	0	New Bedford	MA	02740
Bio-Medical Applications of Manchester, Inc.	NEW BEDFORD BILLING GROUP	700 Pleasant Street	0	New Bedford	MA	02740
Bio-Medical Applications of Maryland, Inc.	PEACHTREE BILLING GROUP	2015 Vaughn Rd	Bldg 300	Kennesaw	GA	30144
Bio-Medical Applications of Massachusetts, Inc.	NEW BEDFORD BILLING GROUP	700 Pleasant Street	0	New Bedford	MA	02740
Bio-Medical Applications of Mayaguez, Inc.	PUERTO RICO BILLING GROUP	461 Francia Street	Suite A-401	San Juan	PR	00917
Bio-Medical Applications of Michigan, Inc.	INDIANAPOLIS BILLING GROUP	1320 City Center Drive	Suite 250	Indianapolis	IN	46032

Bio-Medical Applications of Minnesota, Inc.	UNIONTOWN BILLING GROUP	1485 Corporate Woods Pkwy	Suite 100	Uniontown	OH	44685
Bio-Medical Applications of Mission Hills, Inc.	MESA BILLING GROUP	1750 S Mesa Drive	Suite 110	Mesa	AZ	85210
Bio-Medical Applications of Mississippi, Inc.	LAKESIDE BILLING GROUP	3850 N Causeway Blvd	Suite 700	Metairie	LA	70002
Bio-Medical Applications of Missouri, Inc.	TYLER BILLING GROUP	1101 E. SE Loop #323	Suite 190, Woodgate IV	Tyler	TX	75701
Bio-Medical Applications of Nevada, Inc.	MESA BILLING GROUP	1750 S MESA DR		MESA	AZ	85210
Bio-Medical Applications of New Hampshire, Inc.	NEW BEDFORD BILLING GROUP	700 Pleasant Street	0	New Bedford	MA	02740
Bio-Medical Applications of New Jersey, Inc.	CLEVELAND BILLING GROUP	25050 Country Club Blvd	Suite 250	North Olmstead	OH	44070
Bio-Medical Applications of New Mexico, Inc.	TYLER BILLING GROUP	1101 E. SE Loop #323	Suite 190, Woodgate IV	Tyler	TX	75701
Bio-Medical Applications of North Carolina, Inc.	FAYETTEVILLE BILLING GROUP	235 No McPherson Church Rd.	Suite 201	Fayetteville	NC	28303
Bio-Medical Applications of Northeast D.C., Inc.	PEACHTREE BILLING GROUP	2015 Vaughn Rd	Bldg 300	Kennesaw	GA	30144
Bio-Medical Applications of Oakland, Inc.	MESA BILLING GROUP	1750 S Mesa Drive	Suite 110	Mesa	AZ	85210
Bio-Medical Applications of Ohio, Inc.	UNIONTOWN BILLING GROUP	1485 Corporate Woods Pkwy	Suite 100	Uniontown	OH	44685
Bio-Medical Applications of Oklahoma, Inc.	TYLER BILLING GROUP	1101 E. SE Loop #323	Suite 190, Woodgate IV	Tyler	TX	75701
Bio-Medical Applications of Pennsylvania, Inc.	NEW BEDFORD BILLING GROUP	700 Pleasant Street	0	New Bedford	MA	02740
Bio-Medical Applications of Ponce, Inc.	PUERTO RICO BILLING GROUP	461 Francia Street	Suite A-401	San Juan	PR	00917
Bio-Medical Applications of Puerto Rico, Inc.	PUERTO RICO BILLING GROUP	461 Francia Street	Suite A-401	San Juan	PR	00917
Bio-Medical Applications of Rhode Island, Inc.	NEW BEDFORD BILLING GROUP	700 Pleasant Street	0	New Bedford	MA	02740
Bio-Medical Applications of Rio Piedras, Inc.	PUERTO RICO BILLING GROUP	461 Francia Street	Suite A-401	San Juan	PR	00917
Bio-Medical Applications of San German, Inc.	PUERTO RICO BILLING GROUP	461 Francia Street	Suite A-401	San Juan	PR	00917
Bio-Medical Applications of San Juan, Inc.	PUERTO RICO BILLING GROUP	461 Francia Street	Suite A-401	San Juan	PR	00917
Bio-Medical Applications of South Carolina, Inc.	MACON BILLING GROUP	1515 Bass Road	Suite B	Macon	GA	31210
Bio-Medical Applications of Southeast Washington, Inc.	PEACHTREE BILLING GROUP	2015 Vaughn Rd	Bldg 300	Kennesaw	GA	30144
Bio-Medical Applications of Tennessee, Inc.	KENTUCKY BILLING GROUP	6100 Dutchmans Lane	12th Floor	Louisville	KY	40205
Bio-Medical Applications of Texas, Inc.	DALLAS BILLING GROUP	1485 Richardson Dr.	Suite 100	Richardson	TX	75080
Bio-Medical Applications of the District of Columbia, Inc.	PEACHTREE BILLING GROUP	2015 Vaughn Rd	Bldg 300	Kennesaw	GA	30144
Bio-Medical Applications of Ukiah, Inc.	MESA BILLING GROUP	1750 S MESA DR		MESA	AZ	85210
Bio-Medical Applications of Virginia, Inc.	PEACHTREE BILLING GROUP	2015 Vaughn Rd	Bldg 300	Kennesaw	GA	30144
Bio-Medical Applications of West Virginia, Inc.	KENTUCKY BILLING GROUP	6100 Dutchmans Lane	12th Floor	Louisville	KY	40205
Bio-Medical Applications of Wisconsin, Inc.	UPPER MIDWEST BILLING GROUP
Bio-Medical Applications of Woonsocket, Inc.	NEW BEDFORD BILLING GROUP	700 Pleasant Street	0	New Bedford	MA	02740
Bio-Medical Applications of Wyoming, LLC	TYLER BILLING GROUP	1101 E. SE Loop #323	Suite 190, Woodgate IV	Tyler	TX	75701
Brevard County Dialysis, LLC	ORLANDO BILLING GROUP	1155 W State Rd, 434	Suite 125	Longwood	FL	32750
Clayton County Dialysis, LLC	MACON BILLING GROUP	1515 Bass Road	Suite B	Macon	GA	31210
Clermont Dialysis Center, LLC	ORLANDO BILLING GROUP	1155 W State Rd, 434	Suite 125	Longwood	FL	32750
Columbus Area Renal Alliance, LLC	UNIONTOWN BILLING GROUP	1485 Corporate Woods Pkwy	Suite 100	Uniontown	OH	44685
Conejo Valley Dialysis, Inc.	MESA BILLING GROUP	1750 S Mesa Drive	Suite 110	Mesa	AZ	85210
Dialysis America Georgia, LLC	MACON BILLING GROUP	1515 Bass Road	Suite B	Macon	GA	31210
Dialysis Associates of Northern New Jersey, L.L.C.	ALLENTOWN BILLING GROUP	861 MARCON BLVD.	SUITE 2	ALLENTOWN	NJ	18109
Dialysis Associates, LLC	LAKESIDE BILLING GROUP	3850 N Causeway Blvd	Suite 700	Metairie	LA	70002
Dialysis Centers of America - Illinois, Inc.	TYLER BILLING GROUP	1101 E. SE Loop #323	Suite 190, Woodgate IV	Tyler	TX	75701
Dialysis Management Corporation	TYLER BILLING GROUP	1101 E. SE Loop #323	Suite 190, Woodgate IV	Tyler	TX	75701
Dialysis Services of Atlanta, Inc.	PEACHTREE BILLING GROUP	2015 Vaughn Rd	Bldg 300	Kennesaw	GA	30144
Dialysis Services of Cincinnati, Inc.	PEACHTREE BILLING GROUP	2015 Vaughn Rd	Bldg 300	Kennesaw	GA	30144
Dialysis Services, Inc.		920 Winter St.		Waltham	MA	02451
Dialysis Specialists of Marietta, Ltd.	KENTUCKY BILLING GROUP	6100 Dutchmans Lane	12th Floor	Louisville	KY	40205

Dialysis Specialists of Topeka, Inc.	TYLER BILLING GROUP	1101 E. SE Loop #323	Suite 190, Woodgate IV	Tyler	TX	75701
Dialysis Specialists of Tulsa, Inc.	DALLAS BILLING GROUP	1485 Richardson Dr.	Suite 100	Richardson	TX	75080
Douglas County Dialysis, LLC	MACON BILLING GROUP	1515 Bass Road	Suite B	Macon	GA	31210
Doylestown Acute Renal Services, L.L.C.		920 Winter St.		Waltham	MA	02451
Du Page Dialysis, Ltd.	CHICAGO BILLING GROUP	ONE WESTBROOK DRIVE	TOWER 1, SUITE 1000	WESTCHESTER	IL	60154
Everest Healthcare Holdings, Inc.		920 Winter St.		Waltham	MA	02451
Everest Healthcare Indiana, Inc.	INDIANAPOLIS BILLING GROUP	1320 City Center Drive	Suite 250	Indianapolis	IN	46032
Everest Healthcare Ohio, Inc.	PEACHTREE BILLING GROUP	2015 Vaughn Rd	Bldg 300	Kennesaw	GA	30144
Everest Healthcare Rhode Island, Inc.	NEW BEDFORD BILLING GROUP	700 Pleasant Street	0	New Bedford	MA	02740
Everest Healthcare Texas Holding Corp.		920 Winter St.		Waltham	MA	02451
Everest Healthcare Texas, L.P.	DALLAS BILLING GROUP	1485 Richardson Dr.	Suite 100	Richardson	TX	75080
FMS Delaware Dialysis, LLC	UNIONTOWN BILLING GROUP	1485 Corporate Woods Pkwy	Suite 100	Uniontown	OH	44685
FMS Philadelphia Dialysis, LLC	PEACHTREE BILLING GROUP	2015 Vaughn Rd	Bldg 300	Kennesaw	GA	30144
Fondren Dialysis Clinic, Inc.	LAKESIDE BILLING GROUP	3850 N Causeway Blvd	Suite 700	Metairie	LA	70002
Fort Scott Regional Dialysis Center, Inc.	ORLANDO BILLING GROUP	1155 W State Rd, 434	Suite 125	Longwood	FL	32750
Four State Regional Dialysis Center, Inc.	LAKESIDE BILLING GROUP	3850 N Causeway Blvd	Suite 700	Metairie	LA	70002
Fresenius Management Services, Inc.		920 Winter St.		Waltham	MA	02451
Fresenius Medical Care - South Texas Kidney, LLC	DALLAS BILLING GROUP	1485 Richardson Dr.	Suite 100	Richardson	TX	75080
Fresenius Medical Care Apheresis Services, LLC		920 Winter St.		Waltham	MA	02451
Fresenius Medical Care Dialysis Services - Oregon, LLC	MESA BILLING GROUP	1750 S Mesa Drive	Suite 110	Mesa	AZ	85210
Fresenius Medical Care Dialysis Services Colorado LLC	TYLER BILLING GROUP	1101 E. SE Loop #323	Suite 190, Woodgate IV	Tyler	TX	75701
Fresenius Medical Care Harston Hall, LLC	PEACHTREE BILLING GROUP	2015 Vaughn Rd	Bldg 300	Kennesaw	GA	30144
Fresenius Medical Care Healthcare Recruitment, LLC		920 Winter St.		Waltham	MA	02451
Fresenius Medical Care Holdings, Inc.		920 Winter St.		Waltham	MA	02451
Fresenius Medical Care of Illinois, LLC	TYLER BILLING GROUP	1101 E. SE Loop #323	Suite 190, Woodgate IV	Tyler	TX	75701
Fresenius Medical Care of Montana, LLC	MESA BILLING GROUP	1750 S Mesa Drive	Suite 110	Mesa	AZ	85210
Fresenius Medical Care of Nebraska, LLC	WEST DIVISION ACUTE BILLING GROUP	1485 Richardson Drive	Suite 160	Richardson	TX	75080
Fresenius Medical Care PSO, LLC		920 Winter St.		Waltham	MA	02451
Fresenius Medical Care Ventures Holding Company, Inc.		920 Winter St.		Waltham	MA	02451
Fresenius Medical Care Ventures, LLC	TYLER BILLING GROUP	1101 E. SE Loop #323	Suite 190, Woodgate IV	Tyler	TX	75701
Fresenius Medical Care West Bexar, LLC	DALLAS BILLING GROUP	1485 Richardson Dr.	Suite 100	Richardson	TX	75080
Fresenius Medical Care-OSUIM Kidney Centers, LLC	UNIONTOWN BILLING GROUP	1485 Corporate Woods Pkwy	Suite 100	Uniontown	OH	44685
Fresenius USA Manufacturing, Inc.		920 Winter St.		Waltham	MA	02451
Fresenius USA Marketing, Inc.		921 Winter St.		Waltham	MA	02451
Fresenius USA, Inc.		922 Winter St.		Waltham	MA	02451
Gulf Region Mobile Dialysis, Inc.	LAKESIDE BILLING GROUP	3850 N Causeway Blvd	Suite 700	Metairie	LA	70002
Haemo-Stat, Inc.	WEST DIVISION ACUTE BILLING GROUP	1485 Richardson Drive	Suite 160	Richardson	TX	75080
Henry Dialysis Center, LLC	MACON BILLING GROUP	1515 Bass Road	Suite B	Macon	GA	31210
Holton Dialysis Clinic, LLC	MACON BILLING GROUP	1515 Bass Road	Suite B	Macon	GA	31210
Home Dialysis of America, Inc.		920 Winter St.		Waltham	MA	02451
Home Dialysis of Muhlenberg County, Inc.	KENTUCKY BILLING GROUP	6100 Dutchmans Lane	12th Floor	Louisville	KY	40205
Homestead Artificial Kidney Center, Inc.	LAKESIDE BILLING GROUP	3850 N Causeway Blvd	Suite 700	Metairie	LA	70002
Inland Northwest Renal Care Group, LLC	MESA BILLING GROUP	1750 S Mesa Drive	Suite 110	Mesa	AZ	85210
Jefferson County Dialysis, Inc.	LAKESIDE BILLING GROUP	3850 N Causeway Blvd	Suite 700	Metairie	LA	70002
KDCO, Inc.	ORLANDO BILLING GROUP	1155 W State Rd, 434	Suite 125	Longwood	FL	32750

Kentucky Renal Care Group, LLC	KENTUCKY BILLING GROUP	6100 Dutchmans Lane	12th Floor	Louisville	KY	40205
Lawton Dialysis, Inc.	TYLER BILLING GROUP	1101 E. SE Loop #323	Suite 190, Woodgate IV	Tyler	TX	75701
Little Rock Dialysis, Inc.	LAKESIDE BILLING GROUP	3850 N Causeway Blvd	Suite 700	Metairie	LA	70002
Maumee Dialysis Services, LLC	INDIANAPOLIS BILLING GROUP	1320 City Center Drive	Suite 250	Indianapolis	IN	46032
Metro Dialysis Center - Normandy, Inc.	ORLANDO BILLING GROUP	1155 W State Rd, 434	Suite 125	Longwood	FL	32750
Metro Dialysis Center - North, Inc.	ORLANDO BILLING GROUP	1155 W State Rd, 434	Suite 125	Longwood	FL	32750
Miami Regional Dialysis Center, Inc.	ORLANDO BILLING GROUP	1155 W State Rd, 434	Suite 125	Longwood	FL	32750
National Medical Care, Inc.	LAKESIDE BILLING GROUP	3850 N Causeway Blvd	Suite 700	Metairie	LA	70002
National Nephrology Associates Management Company of Texas, Inc.		920 Winter St.		Waltham	MA	02451
National Nephrology Associates of Texas, L.P.	TYLER BILLING GROUP	1101 E. SE LOOP 323	SUITE 190 - WOODGATE IV	TYLER	TX	75701
Nephromed LLC
New York Dialysis Services, Inc.	CLEVELAND BILLING GROUP	25050 Country Club Blvd	Suite 250	North Olmstead	OH	44070
NMC Services, Inc.		920 Winter St.		Waltham	MA	02451
NNA Management Company of Kentucky, Inc.		920 Winter St.		Waltham	MA	02451
NNA Management Company of Louisiana, Inc.		920 Winter St.		Waltham	MA	02451
NNA of Alabama, Inc.	LAKESIDE BILLING GROUP	3850 N Causeway Blvd	Suite 700	Metairie	LA	70002
NNA of East Orange, L.L.C.	CLEVELAND BILLING GROUP	25050 Country Club Blvd	Suite 250	North Olmstead	OH	44070
NNA of Florida, LLC	LAKESIDE BILLING GROUP	3850 N Causeway Blvd	Suite 700	Metairie	LA	70002
NNA of Georgia, Inc.	MACON BILLING GROUP	1515 Bass Road	Suite B	Macon	GA	31210
NNA of Harrison, L.L.C.	CLEVELAND BILLING GROUP	25050 Country Club Blvd	Suite 250	North Olmstead	OH	44070
NNA of Louisiana, LLC	OCALA BILLING GROUP	1308 SE 25th Loop	Suite 102	Ocala	FL	34471
NNA of Nevada, Inc.		920 Winter St.		Waltham	MA	02451
NNA of Oklahoma, Inc.	TYLER BILLING GROUP	700 Pleasant Street	Suite 190, Woodgate IV	Tyler	TX	75701
NNA of Oklahoma, L.L.C.	TYLER BILLING GROUP	700 Pleasant Street	Suite 190, Woodgate IV	Tyler	TX	75701
NNA of Rhode Island, Inc.	NEW BEDFORD BILLING GROUP	700 Pleasant Street	0	New Bedford	MA	02740
NNA of Toledo, Inc.	UNIONTOWN BILLING GROUP	1485 Corporate Woods Pkwy	Suite 100	Uniontown	OH	44685
NNA—Saint Barnabas, L.L.C.	UNIONTOWN BILLING GROUP	1485 Corporate Woods Pkwy	Suite 100	Uniontown	OH	44685
NNA—Saint Barnabas-Livingston, L.L.C.	CLEVELAND BILLING	25050 COUNTRY CLUB BLVD	Suite 250	NORTH OLMSTED	OH	44070
Norcross Dialysis Center, LLC	MACON BILLING GROUP	1515 Bass Road	Suite B	Macon	GA	31210
North Buckner Dialysis Center, Inc.		920 Winter St.		Waltham	MA	02451
Northeast Alabama Kidney Clinic, Inc.	INDIANAPOLIS BILLING GROUP	1320 City Center Drive	Suite 250	Indianapolis	IN	46032
Northern New Jersey Dialysis, L.L.C.	CLEVELAND BILLING	25050 COUNTRY CLUB BLVD	Suite 250	NORTH OLMSTED	OH	44070
NRA-Ada, Oklahoma, LLC	TYLER BILLING GROUP	1101 E. SE Loop #323	Suite 190, Woodgate IV	Tyler	TX	75701
NRA-Augusta, Georgia, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
NRA-Bamberg, South Carolina, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
NRA-Barbourville (Home Therapy Center), Kentucky, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
NRA-Bay City, L.P.	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
NRA-Bay City, Texas, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
NRA-Crossville, Tennessee, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
NRA-Dickson, Tennessee, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
NRA-Farmington, Missouri, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
NRA-Fredericktown, Missouri, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
NRA-Georgetown, Kentucky, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
NRA-Gray, Georgia, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
NRA-Hogansville, Georgia, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067

NRA-Holly Hill, South Carolina, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
NRA-Hollywood, South Carolina, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
NRA-Inpatient Dialysis, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
NRA-LaGrange, Georgia, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
NRA-London, Kentucky, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
NRA-Macon, Georgia, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
NRA-Midtown Macon, Georgia, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
NRA-Milledgeville, Georgia, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
NRA-Monticello, Georgia, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
NRA-Mt. Pleasant, South Carolina, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
NRA-New Castle, Indiana, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
NRA-Newnan Acquisition, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
NRA-North Augusta, South Carolina, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
NRA-Orangeburg, South Carolina, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
NRA-Palmetto, Georgia, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
NRA-Princeton, Kentucky, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
NRA-Roanoke, Alabama, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
NRA-South City, Missouri, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
NRA-St. Louis (Home Therapy Center), Missouri, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
NRA-St. Louis, Missouri, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
NRA-Talladega, Alabama, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
NRA-Valdosta (North), Georgia, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
NRA-Valdosta, Georgia, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
NRA-Varnville, South Carolina, LLC	NasHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
NRA-Washington County, Missouri, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
NRA-Winchester, Indiana, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
Physicians Dialysis Company, Inc.	UNIONTOWN BILLING GROUP	1485 Corporate Woods Pkwy	Suite 100	Uniontown	OH	44685
QualiCenters Albany, Ltd.	MESA BILLING GROUP	1750 S Mesa Drive	Suite 110	Mesa	AZ	85210
QualiCenters Bend, LLC	MESA BILLING GROUP	1750 S Mesa Drive	Suite 110	Mesa	AZ	85210
QualiCenters Coos Bay, Ltd.	MESA BILLING GROUP	1750 S Mesa Drive	Suite 110	Mesa	AZ	85210
QualiCenters Eugene-Springfield Ltd.	MESA BILLING GROUP	1750 S Mesa Drive	Suite 110	Mesa	AZ	85210
QualiCenters Inland Northwest LLC	MESA BILLING GROUP	1750 S Mesa Drive	Suite 110	Mesa	AZ	85210
QualiCenters Pueblo, LLC	TYLER BILLING GROUP	1101 E. SE Loop #323	Suite 190, Woodgate IV	Tyler	TX	75701
QualiCenters Salem, LLC	MESA BILLING GROUP	1750 S Mesa Drive	Suite 110	Mesa	AZ	85210
QualiCenters Sioux City LLC	SAN ANTONIO BILLING GROUP	6100 BANDERA RD		San Antonio	TX	78238
QualiCenters, Inc.		920 Winter St.		Waltham	MA	02451
RAI Care Centers of Alabama, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
RAI Care Centers of Florida I, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
RAI Care Centers of Florida II, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
RAI Care Centers of Georgia I, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
RAI Care Centers of Illinois I, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
RAI Care Centers of Illinois II, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
RAI Care Centers of Maryland I, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
RAI Care Centers of Michigan I, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
RAI Care Centers of Michigan II, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067

RAI Care Centers of Nebraska II, LLC	TYLER BILLING GROUP	1101 E. SE Loop #323	Suite 190, Woodgate IV	Tyler	TX	75701
RAI Care Centers of North Carolina II, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
RAI Care Centers of Northern California I, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
RAI Care Centers of Northern California II, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
RAI Care Centers of Oakland II, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
RAI Care Centers of South Carolina I, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
RAI Care Centers of Southern California I, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
RAI Care Centers of Southern California II, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
RAI Care Centers of Tennessee, LLC	NASHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
RAI Care Centers of Virginia II, LLC	NaSHVILLE BILLING GROUP	1550 W McEwen Dr	Suite 500	Franklin	TN	37067
RCG Bloomington, LLC	INDIANAPOLIS BILLING GROUP	1320 City Center Drive	Suite 250	Indianapolis	IN	46032
RCG East Texas, LLP	LAKESIDE BILLING GROUP	3850 N Causeway Blvd	Suite 700	Metairie	LA	70002
RCG Indiana, L.L.C.	INDIANAPOLIS BILLING GROUP	1320 City Center Drive	Suite 250	Indianapolis	IN	46032
RCG Irving, LLP	TYLER BILLING GROUP	1101 E. SE Loop #323	Suite 190, Woodgate IV	Tyler	TX	75701
RCG Martin, LLC	LAKESIDE BILLING GROUP	3850 N Causeway Blvd	Suite 700	Metairie	LA	70002
RCG Memphis East, LLC	LAKESIDE BILLING GROUP	3850 N Causeway Blvd	Suite 700	Metairie	LA	70002
RCG Memphis, LLC		920 Winter St.		Waltham	MA	02451
RCG Mississippi, Inc.	LAKESIDE BILLING GROUP	3850 N Causeway Blvd	Suite 700	Metairie	LA	70002
RCG Pensacola, LLC	LAKESIDE BILLING GROUP	3850 N Causeway Blvd	Suite 700	Metairie	LA	70002
RCG Robstown, LLP	TYLER BILLING GROUP	1101 E. SE Loop #323	Suite 190, Woodgate IV	Tyler	TX	75701
RCG University Division, Inc.	INDIANAPOLIS BILLING GROUP	1320 City Center Drive	Suite 250	Indianapolis	IN	46032
RCG West Health Supply, L.C.		920 Winter St.		Waltham	MA	02451
Renal Care Group Alaska, Inc.	MESA BILLING GROUP	1750 S Mesa Drive	Suite 110	Mesa	AZ	85210
Renal Care Group East, Inc.	PEACHTREE BILLING GROUP	2015 Vaughn Rd	Bldg 300	Kennesaw	GA	30144
Renal Care Group Maplewood, LLC	CLEVELAND BILLING GROUP	25050 Country Club Blvd	Suite 250	North Olmstead	OH	44070
Renal Care Group Michigan, Inc.		920 Winter St.		Waltham	MA	02451
Renal Care Group Northwest, Inc.	MESA BILLING GROUP	1750 S Mesa Drive	Suite 110	Mesa	AZ	85210
Renal Care Group of the Midwest, Inc.	ORLANDO BILLING GROUP	1155 W State Rd, 434	Suite 125	Longwood	FL	32750
Renal Care Group of the Ozarks, LLC	TYLER BILLING GROUP	1101 E. SE Loop #323	Suite 190, Woodgate IV	Tyler	TX	75701
Renal Care Group of the Rockies, LLC	TYLER BILLING GROUP	1101 E. SE Loop #323	Suite 190, Woodgate IV	Tyler	TX	75701
Renal Care Group of the South, Inc.	FAYETTEVILLE BILLING GROUP	235 No McPherson Church Rd.	Suite 201	Fayetteville	NC	28303
Renal Care Group of the Southeast, Inc.	LAKESIDE BILLING GROUP	3850 N Causeway Blvd	Suite 700	Metairie	LA	70002
Renal Care Group Ohio, Inc.	UNIONTOWN BILLING GROUP	1485 Corporate Woods Pkwy	Suite 100	Uniontown	OH	44685
Renal Care Group South New Mexico, LLC	TYLER BILLING GROUP	1101 E. SE Loop #323	Suite 190, Woodgate IV	Tyler	TX	75701
Renal Care Group Southwest Holdings, Inc.	MESA BILLING GROUP	1750 S Mesa Drive	Suite 110	Mesa	AZ	85210
Renal Care Group Southwest Michigan, LLC	INDIANAPOLIS BILLING GROUP	1320 City Center Drive	Suite 250	Indianapolis	IN	46032
Renal Care Group Southwest, L.P.	UNKNOWN BILLING GROUP
Renal Care Group Terre Haute, LLC	INDIANAPOLIS BILLING GROUP	1320 City Center Drive	Suite 250	Indianapolis	IN	46032
Renal Care Group Texas, Inc.	LAKESIDE BILLING GROUP	3850 N Causeway Blvd	Suite 700	Metairie	LA	70002
Renal Care Group Toledo, LLC	UNIONTOWN BILLING GROUP	1485 Corporate Woods Pkwy	Suite 100	Uniontown	OH	44685
Renal Care Group, Inc.		920 Winter St.		Waltham	MA	02451
Renal Care Group-Harlingen, L.P.	TYLER BILLING GROUP	1101 E. SE Loop #323	Suite 190, Woodgate IV	Tyler	TX	75701
RenalPartners, Inc.		920 Winter St.		Waltham	MA	02451
Renex Corp.		920 Winter St.		Waltham	MA	02451
Renex Dialysis Clinic of Bloomfield, Inc.	CLEVELAND BILLING GROUP	25050 Country Club Blvd	Suite 250	North Olmstead	OH	44070

Renex Dialysis Clinic of Bridgeton, Inc.	ORLANDO BILLING GROUP	1155 W State Rd, 434	Suite 125	Longwood	FL	32750
Renex Dialysis Clinic of Creve Coeur, Inc.	ORLANDO BILLING GROUP	1155 W State Rd, 434	Suite 125	Longwood	FL	32750
Renex Dialysis Clinic of Doylestown, Inc.	PEACHTREE BILLING GROUP	2015 Vaughn Rd	Bldg 300	Kennesaw	GA	30144
Renex Dialysis Clinic of Maplewood, Inc.	ORLANDO BILLING GROUP	1155 W State Rd, 434	Suite 125	Longwood	FL	32750
Renex Dialysis Clinic of Orange, Inc.	CLEVELAND BILLING GROUP	25050 Country Club Blvd	Suite 250	North Olmstead	OH	44070
Renex Dialysis Clinic of Philadelphia, Inc.	CLEVELAND BILLING GROUP	25050 Country Club Blvd	Suite 250	North Olmstead	OH	44070
Renex Dialysis Clinic of Pittsburgh, Inc.	INDIANAPOLIS BILLING GROUP	1320 City Center Drive	Suite 250	Indianapolis	IN	46032
Renex Dialysis Clinic of South Georgia, Inc.	MACON BILLING GROUP	1515 Bass Road	Suite B	Macon	GA	31210
Renex Dialysis Clinic of St. Louis, Inc.	ORLANDO BILLING GROUP	1155 W State Rd, 434	Suite 125	Longwood	FL	32750
Renex Dialysis Clinic of Tampa, Inc.		920 Winter St.		Waltham	MA	02451
Renex Dialysis Clinic of Union, Inc.	LAKESIDE BILLING GROUP	3850 N Causeway Blvd	Suite 700	Metairie	LA	70002
Renex Dialysis Clinic of University City, Inc.	ORLANDO BILLING GROUP	1155 W State Rd, 434	Suite 125	Longwood	FL	32750
Renex Dialysis Clinic of Woodbury, Inc.	CLEVELAND BILLING GROUP	25050 Country Club Blvd	Suite 250	North Olmstead	OH	44070
Renex Dialysis Facilities, Inc.	OCALA BILLING GROUP	1308 SE 25th Loop	Suite 102	Ocala	FL	34471
Saint Louis Renal Care, LLC	ORLANDO BILLING GROUP	1155 W State Rd, 434	Suite 125	Longwood	FL	32750
San Diego Dialysis Services, Inc.	MESA BILLING GROUP	1750 S Mesa Drive	Suite 110	Mesa	AZ	85210
Santa Barbara Community Dialysis Center, Inc.	MESA BILLING GROUP	1750 S Mesa Drive	Suite 110	Mesa	AZ	85210
Smyrna Dialysis Center, LLC	MACON BILLING GROUP	1515 Bass Road	Suite B	Macon	GA	31210
SSKG, Inc.	TYLER BILLING GROUP	1101 E. SE Loop #323	Suite 190, Woodgate IV	Tyler	TX	75701
St. Louis Regional Dialysis Center, Inc.	ORLANDO BILLING GROUP	1155 W State Rd, 434	Suite 125	Longwood	FL	32750
STAT Dialysis Corporation	LAKESIDE BILLING GROUP	3850 N Causeway Blvd	Suite 700	Metairie	LA	70002
Stone Mountain Dialysis Center, LLC	MACON BILLING GROUP	1515 Bass Road	Suite B	Macon	GA	31210
Stuttgart Dialysis, LLC	LAKESIDE BILLING GROUP	3850 N Causeway Blvd	Suite 700	Metairie	LA	70002
Tappahannock Dialysis Center, Inc.	PEACHTREE BILLING GROUP	2015 Vaughn Rd	Bldg 300	Kennesaw	GA	30144
Terrell Dialysis Center, L.L.C.	DALLAS BILLING GROUP	1485 Richardson Dr.	Suite 100	Richardson	TX	75080
Warrenton Dialysis Facility, Inc.	PEACHTREE BILLING GROUP	2015 Vaughn Rd	Bldg 300	Kennesaw	GA	30144
West End Dialysis Center, Inc.	PEACHTREE BILLING GROUP	2015 Vaughn Rd	Bldg 300	Kennesaw	GA	30144
West Palm Dialysis, LLC	LAKESIDE BILLING GROUP	3850 N Causeway Blvd	Suite 700	Metairie	LA	70002
Wharton Dialysis, Inc.	TYLER BILLING GROUP	1101 E. SE Loop #323	Suite 190, Woodgate IV	Tyler	TX	75701
WSKC Dialysis Services, Inc.	TYLER BILLING GROUP	1101 E. SE Loop #323	Suite 190, Woodgate IV	Tyler	TX	75701

Exhibit 3
to Amendment

EXHIBIT H

to

SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

LIST OF SELLER’S SUBSIDIARIES, DIVISIONS AND TRADENAMES

Wholly owned:

Bio-Medical Applications Management Company, Inc.

Bio-Medical Applications of Illinois, Inc.

Dialysis America Alabama, LLC

Fresenius Medical Care Dialysis Services - Oregon, LLC

Fresenius Medical Care Insurance Group, LLC

Fresenius Medical Care of Illinois, LLC

Fresenius Medical Seamless Care, LLC

Fresenius Medical Care Ventures Holding Company, Inc.

Haemo-Stat, Inc.

Home Intensive Care, Inc.

Neomedica, Inc.

NMC A, LLC

NMC Funding Corporation

NMC Services, Inc.

QCI Holdings, Inc.

Quality Care Dialysis Center of Vega Baja, Inc.

Renal Research Institute, LLC

Spectra Renal Research, LLC

U.S. Vascular Access Holdings, LLC

Partially owned (other member is another wholly owned entity):

QualiCenters Eugene-Springfield, Ltd. (49%)

QualiCenters Inland Northwest L.L.C. (30%)

QualiCenters Louisville LLC (20%)

QualiCenters Salem LLC (40%)

QualiCenters Sioux City, LLC (49%)

Partially owned:

Fresenius Medical Care Chicagoland, LLC

Tradenames:

Seller:	Fresenius Medical Care North America
Subsidiaries:	Fresenius Vascular Care
US Vascular

H-1

Exhibit 4
to Amendment

FORM OF AMENDMENT NO. 5 TO
TRANSFERRING AFFILIATE LETTER

[attached]

1

EXECUTION VERSION

AMENDMENT NO. 5

Dated as of November 24, 2014

to

AMENDED AND RESTATED TRANSFERRING AFFILIATE LETTER

Dated as of October 16, 2008

THIS AMENDMENT NO. 5 (this “Amendment”) dated as of November 24, 2014 is entered into by and among (i) NATIONAL MEDICAL CARE, INC., a Delaware corporation (the “Seller”), (ii) the entity listed on the signature pages hereof under the heading “New Transferring Affiliate” (the “New Transferring Affiliate”) and (iii) the other entities listed on the signature pages hereof under the heading “Existing Transferring Affiliates” (collectively, the “Existing Transferring Affiliates” and, together with the New Transferring Affiliates, the “Transferring Affiliates”).

PRELIMINARY STATEMENT

A.                                    The Seller and the Existing Transferring Affiliates are parties to that certain Amended and Restated Transferring Affiliate Letter dated as of October 16, 2008 (as amended or otherwise modified prior to the date hereof, the “Transferring Affiliate Letter”).  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Transferring Affiliate Letter or in the “Agreement” referred to therein.

B.                                    The parties hereto desire to add the New Transferring Affiliate and remove certain Existing Transferring Affiliates as Transferring Affiliates under the Transferring Affiliate Letter and to amend the Transferring Affiliate Letter on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendments.

Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Transferring Affiliate Letter is hereby amended as follows:

1.1                               New Transferring Affiliate. The New Transferring Affiliate is hereby added as a “Transferring Affiliate” under the Transferring Affiliate Letter.  From and after the effective date of this Amendment, the New Transferring Affiliate shall have all of the rights and obligations of a Transferring Affiliate under the Transferring Affiliate Letter.  Accordingly, on the effective date of this Amendment, the New Transferring Affiliate shall sell to the Seller, and the Seller shall forthwith purchase from the New Transferring Affiliate, all of the Receivables with respect to the New Transferring Affiliate and all Related Security with respect thereto. All Receivables with respect to the New Transferring Affiliate arising after the effective date of this

Amendment and all Related Security with respect thereto shall be sold to the Seller pursuant to the terms of the Transferring Affiliate Letter in the same manner as if the New Transferring Affiliate had been an original party thereto.

New Transferring Affiliate:

Fresenius Medical Care West Bexar, LLC

1.2                               Terminated Transferring Affiliates.  The Existing Transferring Affiliates listed below (each, a “Terminated Transferring Affiliate”) are hereby terminated as “Transferring Affiliates” under the Transferring Affiliate Letter.  From and after the effective date of this Amendment, each of the parties hereto agrees that the Terminated Transferring Affiliates shall have no further right or obligation to transfer any of their Receivables hereunder and shall cease to be “Transferring Affiliates” hereunder.

Terminated Transferring Affiliates:

Acumen Physician Solutions, LLC
Bio-Medical Applications of San Antonio, LLC (f/k/a/ Bio-Medical Applications
of San Antonio, Inc.)
Dialysis Services of Southeast Alaska, LLC
Fresenius Health Partners Care Systems, Inc.
Fresenius Health Partners, Inc.
Fresenius Medical Care Comprehensive CKD Services, Inc.
Fresenius Medical Care Pharmacy Services, Inc.
Fresenius Medical Care Rx, LLC
Fresenius Vascular Care, Inc.
Integrated Renal Care of the Pacific, LLC
Michigan Home Dialysis Center, Inc.
Renal Care Group Westlake, LLC
Ross Dialysis - Englewood, LLC
S.A.K.D.C., LLC (f/k/a S.A.K.D.C., Inc.)
Solutions Healthcare Management Group, LLC
Spectra Diagnostics, LLC
Spectra East, Inc.
Spectra Laboratories, Inc.
Spectra Medical Data Processing, LLC
Spectra Renal Research, LLC
Three Rivers Dialysis Services, LLC
U.S. Vascular Access Holdings, LLC

1.3                               New Transfer and Administration Agreement.  All references to the “Transfer and Administration Agreement” in the Transferring Affiliate Letter shall be to that certain Seventh Amended and Restated Transfer and Administration Agreement of even date herewith among the Purchaser, as “Transferor”, the Seller, as the initial “Collection Agent” thereunder, the Persons parties thereto as “Conduit Investors”, the Persons parties thereto as “Bank Investors”, the Persons parties thereto as “Administrative Agents” and The Bank of Nova

3

Scotia, as “Agent”, as the same has been or may hereafter be from time to time amended, restated, supplemented or otherwise modified (the “Seventh Amended and Restated Transfer and Administration Agreement”).

SECTION 2.  Conditions Precedent.  This Amendment shall become effective and be deemed effective as of the date hereof upon (i) the receipt by the Seller of counterparts of this Amendment duly executed by the Seller and the Transferring Affiliates, (ii) the effectiveness of Amendment No. 1 to the Second Amended and Restated Receivables Purchase Agreement of even date herewith between the Seller and the Purchaser, and (iii) the effectiveness of the Seventh Amended and Restated Transfer and Administration Agreement.

SECTION 3.  Covenants, Representations and Warranties of the Transferring Affiliates.

3.1                               Upon the effectiveness of this Amendment, the New Transferring Affiliate (i) represents and warrants that (A) it is, directly or indirectly, a wholly-owned subsidiary of FMCH, (B) it is primarily engaged in the same business as is conducted on the date hereof by the Originating Entities and (C) each statement set forth in Section 6 of the Transferring Affiliate Letter is true and correct in respect of the New Transferring Affiliate, and (ii) hereby makes the Perfection Representations and all covenants as a Transferring Affiliate in the Transferring Affiliate Letter (as amended hereby).

3.2                               Upon the effectiveness of this Amendment, each Existing Transferring Affiliate hereby reaffirms all covenants, representations and warranties made by it in the Transferring Affiliate Letter (as amended hereby) and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

3.3                               Each Transferring Affiliate hereby represents and warrants that this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with terms hereof.

3.4                               Notwithstanding the termination of each Terminated Transferring Affiliate as a Transferring Affiliate under the Transferring Affiliate Letter upon the effectiveness of this Amendment, with respect to any covenant or undertaking required to be performed by the Seller under the Agreement which relates to any Collections, accounts or the assets or properties of such Terminated Transferring Affiliate, each such Terminated Transferring Affiliate severally agrees to take all action, or if applicable to omit to take any action, the taking (or omission to take) of which enables the Seller to comply fully and on a timely basis with the terms and conditions of such covenant or undertaking.

3.5                               Upon the effectiveness of this Amendment, the Seller hereby represents, warrants and affirms that, excluding the Terminated Transferring Affiliates, the list of entities on the signature pages hereof under the headings “New Transferring Affiliates” and “Existing Transferring Affiliates is, together, a complete and accurate list of all of the Transferring Affiliates that are a party to the Transferring Affiliate Letter.

4

SECTION 4.  Reference to and Effect on the Transferring Affiliate Letter.

4.1                               Upon the effectiveness of this Amendment, each reference in the Transferring Affiliate Letter to “Transferring Affiliate Letter,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Transferring Affiliate Letter as amended hereby, and each reference to the Transferring Affiliate Letter in any other document, instrument and agreement executed and/or delivered in connection with the Transferring Affiliate Letter shall mean and be a reference to the Transferring Affiliate Letter as amended hereby.

4.2                               Except as specifically amended hereby, the Transferring Affiliate Letter and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.3                               The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Seller or any of its assignees under the Transferring Affiliate Letter or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

SECTION 5.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

SECTION 6.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart via facsimile or other electronic transmission shall be deemed delivery of an original counterpart.

SECTION 7.  Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Remainder of Page Intentionally Left Blank]

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

New Transferring Affiliates:

FRESENIUS MEDICAL CARE WEST BEXAR, LLC

Existing Transferring Affiliates:

1	APHERESIS CARE GROUP, INC.
2	BIO-MEDICAL APPLICATIONS MANAGEMENT COMPANY, INC.
3	BIO-MEDICAL APPLICATIONS OF ALABAMA, INC.
4	BIO-MEDICAL APPLICATIONS OF AMARILLO, INC.
5	BIO-MEDICAL APPLICATIONS OF ANACOSTIA, INC.
6	BIO-MEDICAL APPLICATIONS OF AQUADILLA, INC.
7	BIO-MEDICAL APPLICATIONS OF ARECIBO, INC.
8	BIO-MEDICAL APPLICATIONS OF ARKANSAS, INC.
9	BIO-MEDICAL APPLICATIONS OF BAYAMON, INC.
10	BIO-MEDICAL APPLICATIONS OF BLUE SPRINGS, INC.
11	BIO-MEDICAL APPLICATIONS OF CAGUAS, INC.
12	BIO-MEDICAL APPLICATIONS OF CALIFORNIA, INC.
13	BIO-MEDICAL APPLICATIONS OF CAMARILLO, INC.
14	BIO-MEDICAL APPLICATIONS OF CAPITOL HILL, INC.
15	BIO-MEDICAL APPLICATIONS OF CAROLINA, INC.
16	BIO-MEDICAL APPLICATIONS OF CARSON, INC.
17	BIO-MEDICAL APPLICATIONS OF CLINTON, INC.
18	BIO-MEDICAL APPLICATIONS OF COLUMBIA HEIGHTS, INC.

Signature Page

Amendment No. 5 to Amended and Restated Transferring Affiliate Letter

19	BIO-MEDICAL APPLICATIONS OF CONNECTICUT, INC.
20	BIO-MEDICAL APPLICATIONS OF DELAWARE, INC.
21	BIO-MEDICAL APPLICATIONS OF DOVER, INC.
22	BIO-MEDICAL APPLICATIONS OF EUREKA, INC.
23	BIO-MEDICAL APPLICATIONS OF FAYETTEVILLE, INC.
24	BIO-MEDICAL APPLICATIONS OF FLORIDA, INC.
25	BIO-MEDICAL APPLICATIONS OF FREMONT, INC.
26	BIO-MEDICAL APPLICATIONS OF FRESNO, INC.
27	BIO-MEDICAL APPLICATIONS OF GEORGIA, INC.
28	BIO-MEDICAL APPLICATIONS OF GUAYAMA, INC.
29	BIO-MEDICAL APPLICATIONS OF HUMACAO, INC.
30	BIO-MEDICAL APPLICATIONS OF ILLINOIS, INC.
31	BIO-MEDICAL APPLICATIONS OF INDIANA, INC.
32	BIO-MEDICAL APPLICATIONS OF KANSAS, INC.
33	BIO-MEDICAL APPLICATIONS OF KENTUCKY, INC.
34	BIO-MEDICAL APPLICATIONS OF LONG BEACH, INC.
35	BIO-MEDICAL APPLICATIONS OF LOS GATOS, INC.
36	BIO-MEDICAL APPLICATIONS OF LOUISIANA, LLC
37	BIO-MEDICAL APPLICATIONS OF MAINE, INC.
38	BIO-MEDICAL APPLICATIONS OF MANCHESTER, INC.
39	BIO-MEDICAL APPLICATIONS OF MARYLAND, INC.
40	BIO-MEDICAL APPLICATIONS OF MASSACHUSETTS, INC.
41	BIO-MEDICAL APPLICATIONS OF MAYAGUEZ, INC.

Signature Page

Amendment No. 5 to Transferring Affiliate Letter

42	BIO-MEDICAL APPLICATIONS OF MICHIGAN, INC.
43	BIO-MEDICAL APPLICATIONS OF MINNESOTA, INC.
44	BIO-MEDICAL APPLICATIONS OF MISSION HILLS, INC.
45	BIO-MEDICAL APPLICATIONS OF MISSISSIPPI, INC.
46	BIO-MEDICAL APPLICATIONS OF MISSOURI, INC.
47	BIO-MEDICAL APPLICATIONS OF NEVADA, INC.
48	BIO-MEDICAL APPLICATIONS OF NEW HAMPSHIRE, INC.
49	BIO-MEDICAL APPLICATIONS OF NEW JERSEY, INC.
50	BIO-MEDICAL APPLICATIONS OF NEW MEXICO, INC.
51	BIO-MEDICAL APPLICATIONS OF NORTH CAROLINA, INC.
52	BIO-MEDICAL APPLICATIONS OF NORTHEAST D.C., INC.
53	BIO-MEDICAL APPLICATIONS OF OAKLAND, INC.
54	BIO-MEDICAL APPLICATIONS OF OHIO, INC.
55	BIO-MEDICAL APPLICATIONS OF OKLAHOMA, INC.
56	BIO-MEDICAL APPLICATIONS OF PENNSYLVANIA, INC.
57	BIO-MEDICAL APPLICATIONS OF PONCE, INC.
58	BIO-MEDICAL APPLICATIONS OF PUERTO RICO, INC.
59	BIO-MEDICAL APPLICATIONS OF RHODE ISLAND, INC.
60	BIO-MEDICAL APPLICATIONS OF RIO PIEDRAS, INC.
61	BIO-MEDICAL APPLICATIONS OF SAN GERMAN, INC.
62	BIO-MEDICAL APPLICATIONS OF SAN JUAN, INC.
63	BIO-MEDICAL APPLICATIONS OF SOUTH CAROLINA, INC.
64	BIO-MEDICAL APPLICATIONS OF SOUTHEAST WASHINGTON, INC.

Signature Page

Amendment No. 5 to Transferring Affiliate Letter

65	BIO-MEDICAL APPLICATIONS OF TENNESSEE, INC.
66	BIO-MEDICAL APPLICATIONS OF TEXAS, INC.
67	BIO-MEDICAL APPLICATIONS OF THE DISTRICT OF COLUMBIA, INC.
68	BIO-MEDICAL APPLICATIONS OF UKIAH, INC.
69	BIO-MEDICAL APPLICATIONS OF VIRGINIA, INC.
70	BIO-MEDICAL APPLICATIONS OF WEST VIRGINIA, INC.
71	BIO-MEDICAL APPLICATIONS OF WISCONSIN, INC.
72	BIO-MEDICAL APPLICATIONS OF WOONSOCKET, INC.
73	BIO-MEDICAL APPLICATIONS OF WYOMING, LLC
74	BREVARD COUNTY DIALYSIS, LLC
75	CLAYTON COUNTY DIALYSIS, LLC
76	CLERMONT DIALYSIS CENTER, LLC
77	COLUMBUS AREA RENAL ALLIANCE, LLC
78	CONEJO VALLEY DIALYSIS, INC.
79	DIALYSIS AMERICA GEORGIA, LLC
80	DIALYSIS ASSOCIATES OF NORTHERN NEW JERSEY, L.L.C.
81	DIALYSIS ASSOCIATES, LLC
82	DIALYSIS CENTERS OF AMERICA - ILLINOIS, INC.
83	DIALYSIS MANAGEMENT CORPORATION
84	DIALYSIS SERVICES OF ATLANTA, INC.
85	DIALYSIS SERVICES OF CINCINNATI, INC.
86	DIALYSIS SERVICES, INC.
87	DIALYSIS SPECIALISTS OF MARIETTA, LTD.
88	DIALYSIS SPECIALISTS OF TOPEKA, INC.
89	DIALYSIS SPECIALISTS OF TULSA, INC.
90	DOUGLAS COUNTY DIALYSIS, LLC
91	DOYLESTOWN ACUTE RENAL SERVICES, L.L.C.
92	DU PAGE DIALYSIS, LTD.
93	EVEREST HEALTHCARE HOLDINGS, INC.
94	EVEREST HEALTHCARE INDIANA, INC.
95	EVEREST HEALTHCARE OHIO, INC.
96	EVEREST HEALTHCARE RHODE ISLAND, INC.

Signature Page

Amendment No. 5 to Transferring Affiliate Letter

97	EVEREST HEALTHCARE TEXAS HOLDING CORP.
98	EVEREST HEALTHCARE TEXAS, L.P.
99	FMS DELAWARE DIALYSIS, LLC
100	FMS PHILADELPHIA DIALYSIS, LLC
101	FONDREN DIALYSIS CLINIC, INC.
102	FORT SCOTT REGIONAL DIALYSIS CENTER, INC.
103	FOUR STATE REGIONAL DIALYSIS CENTER, INC.
104	FRESENIUS MANAGEMENT SERVICES, INC.
105	FRESENIUS MEDICAL CARE - SOUTH TEXAS KIDNEY, LLC
106	FRESENIUS MEDICAL CARE APHERESIS SERVICES, LLC
107	FRESENIUS MEDICAL CARE DIALYSIS SERVICES - OREGON, LLC
108	FRESENIUS MEDICAL CARE DIALYSIS SERVICES COLORADO LLC
109	FRESENIUS MEDICAL CARE HARSTON HALL, LLC
110	FRESENIUS MEDICAL CARE HEALTHCARE RECRUITMENT, LLC
111	FRESENIUS MEDICAL CARE HOLDINGS, INC.
112	FRESENIUS MEDICAL CARE OF ILLINOIS, LLC
113	FRESENIUS MEDICAL CARE OF MONTANA, LLC
114	FRESENIUS MEDICAL CARE OF NEBRASKA, LLC
115	FRESENIUS MEDICAL CARE PSO, LLC
116	FRESENIUS MEDICAL CARE VENTURES HOLDING COMPANY, INC.
117	FRESENIUS MEDICAL CARE VENTURES, LLC
118	FRESENIUS MEDICAL CARE-OSUIM KIDNEY CENTERS, LLC
119	FRESENIUS USA MANUFACTURING, INC.
120	FRESENIUS USA MARKETING, INC.
121	FRESENIUS USA, INC.
122	GULF REGION MOBILE DIALYSIS, INC.
123	HAEMO-STAT, INC.
124	HENRY DIALYSIS CENTER, LLC
125	HOLTON DIALYSIS CLINIC, LLC

Signature Page

Amendment No. 5 to Transferring Affiliate Letter

126	HOME DIALYSIS OF AMERICA, INC.
127	HOME DIALYSIS OF MUHLENBERG COUNTY, INC.
128	HOMESTEAD ARTIFICIAL KIDNEY CENTER, INC.
129	INLAND NORTHWEST RENAL CARE GROUP, LLC
130	JEFFERSON COUNTY DIALYSIS, INC.
131	KDCO, INC.
132	KENTUCKY RENAL CARE GROUP, LLC
133	LAWTON DIALYSIS, INC.
134	LITTLE ROCK DIALYSIS, INC.
135	MAUMEE DIALYSIS SERVICES, LLC
136	METRO DIALYSIS CENTER - NORMANDY, INC.
137	METRO DIALYSIS CENTER - NORTH, INC.
138	MIAMI REGIONAL DIALYSIS CENTER, INC.
139	NATIONAL MEDICAL CARE, INC.
140	NATIONAL NEPHROLOGY ASSOCIATES MANAGEMENT COMPANY OF TEXAS, INC.
141	NATIONAL NEPHROLOGY ASSOCIATES OF TEXAS, L.P.
142	NEPHROMED LLC
143	NEW YORK DIALYSIS SERVICES, INC.
144	NMC SERVICES, INC.
145	NNA MANAGEMENT COMPANY OF KENTUCKY, INC.
146	NNA MANAGEMENT COMPANY OF LOUISIANA, INC.
147	NNA OF ALABAMA, INC.
148	NNA OF EAST ORANGE, L.L.C.
149	NNA OF FLORIDA, LLC
150	NNA OF GEORGIA, INC.
151	NNA OF HARRISON, L.L.C.
152	NNA OF LOUISIANA, LLC
153	NNA OF NEVADA, INC.
154	NNA OF OKLAHOMA, INC.
155	NNA OF OKLAHOMA, L.L.C.
156	NNA OF RHODE ISLAND, INC.
157	NNA OF TOLEDO, INC.
158	NNA—SAINT BARNABAS, L.L.C.
159	NNA—SAINT BARNABAS-LIVINGSTON, L.L.C.
160	NORCROSS DIALYSIS CENTER, LLC

Signature Page

Amendment No. 5 to Transferring Affiliate Letter

161	NORTH BUCKNER DIALYSIS CENTER, INC.
162	NORTHEAST ALABAMA KIDNEY CLINIC, INC.
163	NORTHERN NEW JERSEY DIALYSIS, L.L.C.
164	NRA-ADA, OKLAHOMA, LLC
165	NRA-AUGUSTA, GEORGIA, LLC
166	NRA-BAMBERG, SOUTH CAROLINA, LLC
167	NRA-BARBOURVILLE (HOME THERAPY CENTER), KENTUCKY, LLC
168	NRA-BAY CITY, L.P.
169	NRA-BAY CITY, TEXAS, LLC
170	NRA-CROSSVILLE, TENNESSEE, LLC
171	NRA-DICKSON, TENNESSEE, LLC
172	NRA-FARMINGTON, MISSOURI, LLC
173	NRA-FREDERICKTOWN, MISSOURI, LLC
174	NRA-GEORGETOWN, KENTUCKY, LLC
175	NRA-GRAY, GEORGIA, LLC
176	NRA-HOGANSVILLE, GEORGIA, LLC
177	NRA-HOLLY HILL, SOUTH CAROLINA, LLC
178	NRA-HOLLYWOOD, SOUTH CAROLINA, LLC
179	NRA-INPATIENT DIALYSIS, LLC
180	NRA-LAGRANGE, GEORGIA, LLC
181	NRA-LONDON, KENTUCKY, LLC
182	NRA-MACON, GEORGIA, LLC
183	NRA-MIDTOWN MACON, GEORGIA, LLC
184	NRA-MILLEDGEVILLE, GEORGIA, LLC
185	NRA-MONTICELLO, GEORGIA, LLC
186	NRA-MT. PLEASANT, SOUTH CAROLINA, LLC
187	NRA-NEW CASTLE, INDIANA, LLC
188	NRA-NEWNAN ACQUISITION, LLC
189	NRA-NORTH AUGUSTA, SOUTH CAROLINA, LLC
190	NRA-ORANGEBURG, SOUTH CAROLINA, LLC
191	NRA-PALMETTO, GEORGIA, LLC
192	NRA-PRINCETON, KENTUCKY, LLC
193	NRA-ROANOKE, ALABAMA, LLC
194	NRA-SOUTH CITY, MISSOURI, LLC
195	NRA-ST. LOUIS (HOME THERAPY CENTER), MISSOURI, LLC
196	NRA-ST. LOUIS, MISSOURI, LLC
197	NRA-TALLADEGA, ALABAMA, LLC
198	NRA-VALDOSTA (NORTH), GEORGIA, LLC

Signature Page

Amendment No. 5 to Transferring Affiliate Letter

199	NRA-VALDOSTA, GEORGIA, LLC
200	NRA-VARNVILLE, SOUTH CAROLINA, LLC
201	NRA-WASHINGTON COUNTY, MISSOURI, LLC
202	NRA-WINCHESTER, INDIANA, LLC
203	PHYSICIANS DIALYSIS COMPANY, INC.
204	QUALICENTERS ALBANY, LTD.
205	QUALICENTERS BEND, LLC
206	QUALICENTERS COOS BAY, LTD.
207	QUALICENTERS EUGENE-SPRINGFIELD LTD.
208	QUALICENTERS INLAND NORTHWEST LLC
209	QUALICENTERS PUEBLO, LLC
210	QUALICENTERS SALEM, LLC
211	QUALICENTERS SIOUX CITY LLC
212	QUALICENTERS, INC.
213	RAI CARE CENTERS OF ALABAMA, LLC
214	RAI CARE CENTERS OF FLORIDA I, LLC
215	RAI CARE CENTERS OF FLORIDA II, LLC
216	RAI CARE CENTERS OF GEORGIA I, LLC
217	RAI CARE CENTERS OF ILLINOIS I, LLC
218	RAI CARE CENTERS OF ILLINOIS II, LLC
219	RAI CARE CENTERS OF MARYLAND I, LLC
220	RAI CARE CENTERS OF MICHIGAN I, LLC
221	RAI CARE CENTERS OF MICHIGAN II, LLC
222	RAI CARE CENTERS OF NEBRASKA II, LLC
223	RAI CARE CENTERS OF NORTH CAROLINA II, LLC
224	RAI CARE CENTERS OF NORTHERN CALIFORNIA I, LLC
225	RAI CARE CENTERS OF NORTHERN CALIFORNIA II, LLC
226	RAI CARE CENTERS OF OAKLAND II, LLC
227	RAI CARE CENTERS OF SOUTH CAROLINA I, LLC
228	RAI CARE CENTERS OF SOUTHERN CALIFORNIA I, LLC
229	RAI CARE CENTERS OF SOUTHERN CALIFORNIA II, LLC
230	RAI CARE CENTERS OF TENNESSEE, LLC
231	RAI CARE CENTERS OF VIRGINIA II, LLC
232	RCG BLOOMINGTON, LLC
233	RCG EAST TEXAS, LLP
234	RCG INDIANA, L.L.C.

Signature Page

Amendment No. 5 to Transferring Affiliate Letter

235	RCG IRVING, LLP
236	RCG MARTIN, LLC
237	RCG MEMPHIS EAST, LLC
238	RCG MEMPHIS, LLC
239	RCG MISSISSIPPI, INC.
240	RCG PENSACOLA, LLC
241	RCG ROBSTOWN, LLP
242	RCG UNIVERSITY DIVISION, INC.
243	RCG WEST HEALTH SUPPLY, L.C.
244	RENAL CARE GROUP ALASKA, INC.
245	RENAL CARE GROUP EAST, INC.
246	RENAL CARE GROUP MAPLEWOOD, LLC
247	RENAL CARE GROUP MICHIGAN, INC.
248	RENAL CARE GROUP NORTHWEST, INC.
249	RENAL CARE GROUP OF THE MIDWEST, INC.
250	RENAL CARE GROUP OF THE OZARKS, LLC
251	RENAL CARE GROUP OF THE ROCKIES, LLC
252	RENAL CARE GROUP OF THE SOUTH, INC.
253	RENAL CARE GROUP OF THE SOUTHEAST, INC.
254	RENAL CARE GROUP OHIO, INC.
255	RENAL CARE GROUP SOUTH NEW MEXICO, LLC
256	RENAL CARE GROUP SOUTHWEST HOLDINGS, INC.
257	RENAL CARE GROUP SOUTHWEST MICHIGAN, LLC
258	RENAL CARE GROUP SOUTHWEST, L.P.
259	RENAL CARE GROUP TERRE HAUTE, LLC
260	RENAL CARE GROUP TEXAS, INC.
261	RENAL CARE GROUP TOLEDO, LLC
262	RENAL CARE GROUP, INC.
263	RENAL CARE GROUP-HARLINGEN, L.P.
264	RENALPARTNERS, INC.
265	RENEX CORP.
266	RENEX DIALYSIS CLINIC OF BLOOMFIELD, INC.
267	RENEX DIALYSIS CLINIC OF BRIDGETON, INC.
268	RENEX DIALYSIS CLINIC OF CREVE COEUR, INC.
269	RENEX DIALYSIS CLINIC OF DOYLESTOWN, INC.

Signature Page

Amendment No. 5 to Transferring Affiliate Letter

270	RENEX DIALYSIS CLINIC OF MAPLEWOOD, INC.
271	RENEX DIALYSIS CLINIC OF ORANGE, INC.
272	RENEX DIALYSIS CLINIC OF PHILADELPHIA, INC.
273	RENEX DIALYSIS CLINIC OF PITTSBURGH, INC.
274	RENEX DIALYSIS CLINIC OF SOUTH GEORGIA, INC.
275	RENEX DIALYSIS CLINIC OF ST. LOUIS, INC.
276	RENEX DIALYSIS CLINIC OF TAMPA, INC.
277	RENEX DIALYSIS CLINIC OF UNION, INC.
278	RENEX DIALYSIS CLINIC OF UNIVERSITY CITY, INC.
279	RENEX DIALYSIS CLINIC OF WOODBURY, INC.
280	RENEX DIALYSIS FACILITIES, INC.
281	SAINT LOUIS RENAL CARE, LLC
282	SAN DIEGO DIALYSIS SERVICES, INC.
283	SANTA BARBARA COMMUNITY DIALYSIS CENTER, INC.
284	SMYRNA DIALYSIS CENTER, LLC
285	SSKG, INC.
286	ST. LOUIS REGIONAL DIALYSIS CENTER, INC.
287	STAT DIALYSIS CORPORATION
288	STONE MOUNTAIN DIALYSIS CENTER, LLC
289	STUTTGART DIALYSIS, LLC
290	TAPPAHANNOCK DIALYSIS CENTER, INC.
291	TERRELL DIALYSIS CENTER, L.L.C.
292	WARRENTON DIALYSIS FACILITY, INC.
293	WEST END DIALYSIS CENTER, INC.
294	WEST PALM DIALYSIS, LLC
295	WHARTON DIALYSIS, INC.
296	WSKC DIALYSIS SERVICES, INC.

(each an “Existing Transferring Affiliate”)

By:
Name:
Title:

Signature Page

Amendment No. 5 to Transferring Affiliate Letter

ACUMEN PHYSICIAN SOLUTIONS, LLC (F/K/A HEALTH IT SERVICES GROUP, LLC)
BIO-MEDICAL APPLICATIONS OF SAN ANTONIO, LLC (F/K/A BIO-MEDICAL APPLICATIONS OF SAN ANTONIO, INC.)
DIALYSIS SERVICES OF SOUTHEAST ALASKA, LLC
FRESENIUS HEALTH PARTNERS CARE SYSTEMS, INC. (F/K/A RENAISSANCE HEALTH CARE, INC.)
FRESENIUS HEALTH PARTNERS, INC.
FRESENIUS MEDICAL CARE COMPREHENSIVE CKD SERVICES, INC.
FRESENIUS MEDICAL CARE PHARMACY SERVICES, INC.
FRESENIUS MEDICAL CARE RX, LLC
FRESENIUS VASCULAR CARE, INC. (F/K/A NATIONAL VASCULAR CARE, INC.
INTEGRATED RENAL CARE OF THE PACIFIC, LLC
MICHIGAN HOME DIALYSIS CENTER, INC.
RENAL CARE GROUP WESTLAKE, LLC
ROSS DIALYSIS — ENGLEWOOD, LLC
S.A.K.D.C., LLC (F/K/A S.A.K.D.C., INC.)
SPECTRA DIAGNOSTICS, LLC
SPECTRA EAST, INC.
SPECTRA LABORATORIES, INC.
SPECTRA MEDICAL DATA PROCESSING, LLC
SPECTRA RENAL RESEARCH, LLC
SOLUTIONS HEALTHCARE MANAGEMENT GROUP, LLC
THREE RIVERS DIALYSIS SERVICES, LLC
U.S. VASCULAR ACCESS HOLDINGS, LLC

(each an “Existing Transferring Affiliate”)

By:
Name:
Title:

NATIONAL MEDICAL CARE, INC.

By:
Name:
Title:

Signature Page

Amendment No. 5 to Amended and Restated Transferring Affiliate Letter

Exhibit 5
to Amendment

EXHIBIT J

to

SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

LIST OF TRANSFERRING AFFILIATES, CHIEF EXECUTIVE

OFFICES OF TRANSFERRING AFFILIATES AND TRADENAMES

SECTIONS 2.7(b), 3.1(i) and 3.1(k)(iv)

1	Apheresis Care Group, Inc.
2	Bio-Medical Applications Management Company, Inc.
3	Bio-Medical Applications of Alabama, Inc.
4	Bio-Medical Applications of Amarillo, Inc.
5	Bio-Medical Applications of Anacostia, Inc.
6	Bio-Medical Applications of Aquadilla, Inc.
7	Bio-Medical Applications of Arecibo, Inc.
8	Bio-Medical Applications of Arkansas, Inc.
9	Bio-Medical Applications of Bayamon, Inc.
10	Bio-Medical Applications of Blue Springs, Inc.
11	Bio-Medical Applications of Caguas, Inc.
12	Bio-Medical Applications of California, Inc.
13	Bio-Medical Applications of Camarillo, Inc.
14	Bio-Medical Applications of Capitol Hill, Inc.
15	Bio-Medical Applications of Carolina, Inc.
16	Bio-Medical Applications of Carson, Inc.
17	Bio-Medical Applications of Clinton, Inc.
18	Bio-Medical Applications of Columbia Heights, Inc.
19	Bio-Medical Applications of Connecticut, Inc.
20	Bio-Medical Applications of Delaware, Inc.
21	Bio-Medical Applications of Dover, Inc.
22	Bio-Medical Applications of Eureka, Inc.
23	Bio-Medical Applications of Fayetteville, Inc.
24	Bio-Medical Applications of Florida, Inc.
25	Bio-Medical Applications of Fremont, Inc.
26	Bio-Medical Applications of Fresno, Inc.
27	Bio-Medical Applications of Georgia, Inc.
28	Bio-Medical Applications of Guayama, Inc.
29	Bio-Medical Applications of Humacao, Inc.
30	Bio-Medical Applications of Illinois, Inc.

31	Bio-Medical Applications of Indiana, Inc.
32	Bio-Medical Applications of Kansas, Inc.
33	Bio-Medical Applications of Kentucky, Inc.
34	Bio-Medical Applications of Long Beach, Inc.
35	Bio-Medical Applications of Los Gatos, Inc.
36	Bio-Medical Applications of Louisiana, LLC
37	Bio-Medical Applications of Maine, Inc.
38	Bio-Medical Applications of Manchester, Inc.
39	Bio-Medical Applications of Maryland, Inc.
40	Bio-Medical Applications of Massachusetts, Inc.
41	Bio-Medical Applications of Mayaguez, Inc.
42	Bio-Medical Applications of Michigan, Inc.
43	Bio-Medical Applications of Minnesota, Inc.
44	Bio-Medical Applications of Mission Hills, Inc.
45	Bio-Medical Applications of Mississippi, Inc.
46	Bio-Medical Applications of Missouri, Inc.
47	Bio-Medical Applications of Nevada, Inc.
48	Bio-Medical Applications of New Hampshire, Inc.
49	Bio-Medical Applications of New Jersey, Inc.
50	Bio-Medical Applications of New Mexico, Inc.
51	Bio-Medical Applications of North Carolina, Inc.
52	Bio-Medical Applications of Northeast D.C., Inc.
53	Bio-Medical Applications of Oakland, Inc.
54	Bio-Medical Applications of Ohio, Inc.
55	Bio-Medical Applications of Oklahoma, Inc.
56	Bio-Medical Applications of Pennsylvania, Inc.
57	Bio-Medical Applications of Ponce, Inc.
58	Bio-Medical Applications of Puerto Rico, Inc.
59	Bio-Medical Applications of Rhode Island, Inc.
60	Bio-Medical Applications of Rio Piedras, Inc.
61	Bio-Medical Applications of San German, Inc.
62	Bio-Medical Applications of San Juan, Inc.
63	Bio-Medical Applications of South Carolina, Inc.
64	Bio-Medical Applications of Southeast Washington, Inc.
65	Bio-Medical Applications of Tennessee, Inc.
66	Bio-Medical Applications of Texas, Inc.
67	Bio-Medical Applications of the District of Columbia, Inc.
68	Bio-Medical Applications of Ukiah, Inc.
69	Bio-Medical Applications of Virginia, Inc.
70	Bio-Medical Applications of West Virginia, Inc.
71	Bio-Medical Applications of Wisconsin, Inc.

72	Bio-Medical Applications of Woonsocket, Inc.
73	Bio-Medical Applications of Wyoming, LLC
74	Brevard County Dialysis, LLC
75	Clayton County Dialysis, LLC
76	Clermont Dialysis Center, LLC
77	Columbus Area Renal Alliance, LLC
78	Conejo Valley Dialysis, Inc.
79	Dialysis America Georgia, LLC
80	Dialysis Associates of Northern New Jersey, L.L.C.
81	Dialysis Associates, LLC
82	Dialysis Centers of America - Illinois, Inc.
83	Dialysis Management Corporation
84	Dialysis Services of Atlanta, Inc.
85	Dialysis Services of Cincinnati, Inc.
86	Dialysis Services, Inc.
87	Dialysis Specialists of Marietta, Ltd.
88	Dialysis Specialists of Topeka, Inc.
89	Dialysis Specialists of Tulsa, Inc.
90	Douglas County Dialysis, LLC
91	Doylestown Acute Renal Services, L.L.C.
92	Du Page Dialysis, Ltd.
93	Everest Healthcare Holdings, Inc.
94	Everest Healthcare Indiana, Inc.
95	Everest Healthcare Ohio, Inc.
96	Everest Healthcare Rhode Island, Inc.
97	Everest Healthcare Texas Holding Corp.
98	Everest Healthcare Texas, L.P.
99	FMS Delaware Dialysis, LLC
100	FMS Philadelphia Dialysis, LLC
101	Fondren Dialysis Clinic, Inc.
102	Fort Scott Regional Dialysis Center, Inc.
103	Four State Regional Dialysis Center, Inc.
104	Fresenius Management Services, Inc.
105	Fresenius Medical Care - South Texas Kidney, LLC
106	Fresenius Medical Care Apheresis Services, LLC
107	Fresenius Medical Care Dialysis Services - Oregon, LLC
108	Fresenius Medical Care Dialysis Services Colorado LLC
109	Fresenius Medical Care Harston Hall, LLC
110	Fresenius Medical Care Healthcare Recruitment, LLC
111	Fresenius Medical Care Holdings, Inc.
112	Fresenius Medical Care of Illinois, LLC

113	Fresenius Medical Care of Montana, LLC
114	Fresenius Medical Care of Nebraska, LLC
115	Fresenius Medical Care PSO, LLC
116	Fresenius Medical Care Ventures Holding Company, Inc.
117	Fresenius Medical Care West Bexar, LLC
118	Fresenius Medical Care Ventures, LLC
119	Fresenius Medical Care-OSUIM Kidney Centers, LLC
120	Fresenius USA Manufacturing, Inc.
121	Fresenius USA Marketing, Inc.
122	Fresenius USA, Inc.
123	Gulf Region Mobile Dialysis, Inc.
124	Haemo-Stat, Inc.
125	Henry Dialysis Center, LLC
126	Holton Dialysis Clinic, LLC
127	Home Dialysis of America, Inc.
128	Home Dialysis of Muhlenberg County, Inc.
129	Homestead Artificial Kidney Center, Inc.
130	Inland Northwest Renal Care Group, LLC
131	Jefferson County Dialysis, Inc.
132	KDCO, Inc.
133	Kentucky Renal Care Group, LLC
134	Lawton Dialysis, Inc.
135	Little Rock Dialysis, Inc.
136	Maumee Dialysis Services, LLC
137	Metro Dialysis Center - Normandy, Inc.
138	Metro Dialysis Center - North, Inc.
139	Miami Regional Dialysis Center, Inc.
140	National Medical Care, Inc.
141	National Nephrology Associates Management Company of Texas, Inc.
142	National Nephrology Associates of Texas, L.P.
143	Nephromed LLC
144	New York Dialysis Services, Inc.
145	NMC Services, Inc.
146	NNA Management Company of Kentucky, Inc.
147	NNA Management Company of Louisiana, Inc.
148	NNA of Alabama, Inc.
149	NNA of East Orange, L.L.C.
150	NNA of Florida, LLC
151	NNA of Georgia, Inc.
152	NNA of Harrison, L.L.C.
153	NNA of Louisiana, LLC

154	NNA of Nevada, Inc.
155	NNA of Oklahoma, Inc.
156	NNA of Oklahoma, L.L.C.
157	NNA of Rhode Island, Inc.
158	NNA of Toledo, Inc.
159	NNA—Saint Barnabas, L.L.C.
160	NNA—Saint Barnabas-Livingston, L.L.C.
161	Norcross Dialysis Center, LLC
162	North Buckner Dialysis Center, Inc.
163	Northeast Alabama Kidney Clinic, Inc.
164	Northern New Jersey Dialysis, L.L.C.
165	NRA-Ada, Oklahoma, LLC
166	NRA-Augusta, Georgia, LLC
167	NRA-Bamberg, South Carolina, LLC
168	NRA-Barbourville (Home Therapy Center), Kentucky, LLC
169	NRA-Bay City, L.P.
170	NRA-Bay City, Texas, LLC
171	NRA-Crossville, Tennessee, LLC
172	NRA-Dickson, Tennessee, LLC
173	NRA-Farmington, Missouri, LLC
174	NRA-Fredericktown, Missouri, LLC
175	NRA-Georgetown, Kentucky, LLC
176	NRA-Gray, Georgia, LLC
177	NRA-Hogansville, Georgia, LLC
178	NRA-Holly Hill, South Carolina, LLC
179	NRA-Hollywood, South Carolina, LLC
180	NRA-Inpatient Dialysis, LLC
181	NRA-LaGrange, Georgia, LLC
182	NRA-London, Kentucky, LLC
183	NRA-Macon, Georgia, LLC
184	NRA-Midtown Macon, Georgia, LLC
185	NRA-Milledgeville, Georgia, LLC
186	NRA-Monticello, Georgia, LLC
187	NRA-Mt. Pleasant, South Carolina, LLC
188	NRA-New Castle, Indiana, LLC
189	NRA-Newnan Acquisition, LLC
190	NRA-North Augusta, South Carolina, LLC
191	NRA-Orangeburg, South Carolina, LLC
192	NRA-Palmetto, Georgia, LLC
193	NRA-Princeton, Kentucky, LLC
194	NRA-Roanoke, Alabama, LLC

195	NRA-South City, Missouri, LLC
196	NRA-St. Louis (Home Therapy Center), Missouri, LLC
197	NRA-St. Louis, Missouri, LLC
198	NRA-Talladega, Alabama, LLC
199	NRA-Valdosta (North), Georgia, LLC
200	NRA-Valdosta, Georgia, LLC
201	NRA-Varnville, South Carolina, LLC
202	NRA-Washington County, Missouri, LLC
203	NRA-Winchester, Indiana, LLC
204	Physicians Dialysis Company, Inc.
205	QualiCenters Albany, Ltd.
206	QualiCenters Bend, LLC
207	QualiCenters Coos Bay, Ltd.
208	QualiCenters Eugene-Springfield Ltd.
209	QualiCenters Inland Northwest LLC
210	QualiCenters Pueblo, LLC
211	QualiCenters Salem, LLC
212	QualiCenters Sioux City LLC
213	QualiCenters, Inc.
214	RAI Care Centers of Alabama, LLC
215	RAI Care Centers of Florida I, LLC
216	RAI Care Centers of Florida II, LLC
217	RAI Care Centers of Georgia I, LLC
218	RAI Care Centers of Illinois I, LLC
219	RAI Care Centers of Illinois II, LLC
220	RAI Care Centers of Maryland I, LLC
221	RAI Care Centers of Michigan I, LLC
222	RAI Care Centers of Michigan II, LLC
223	RAI Care Centers of Nebraska II, LLC
224	RAI Care Centers of North Carolina II, LLC
225	RAI Care Centers of Northern California I, LLC
226	RAI Care Centers of Northern California II, LLC
227	RAI Care Centers of Oakland II, LLC
228	RAI Care Centers of South Carolina I, LLC
229	RAI Care Centers of Southern California I, LLC
230	RAI Care Centers of Southern California II, LLC
231	RAI Care Centers of Tennessee, LLC
232	RAI Care Centers of Virginia II, LLC
233	RCG Bloomington, LLC
234	RCG East Texas, LLP
235	RCG Indiana, L.L.C.

236	RCG Irving, LLP
237	RCG Martin, LLC
238	RCG Memphis East, LLC
239	RCG Memphis, LLC
240	RCG Mississippi, Inc.
241	RCG Pensacola, LLC
242	RCG Robstown, LLP
243	RCG University Division, Inc.
244	RCG West Health Supply, L.C.
245	Renal Care Group Alaska, Inc.
246	Renal Care Group East, Inc.
247	Renal Care Group Maplewood, LLC
248	Renal Care Group Michigan, Inc.
249	Renal Care Group Northwest, Inc.
250	Renal Care Group of the Midwest, Inc.
251	Renal Care Group of the Ozarks, LLC
252	Renal Care Group of the Rockies, LLC
253	Renal Care Group of the South, Inc.
254	Renal Care Group of the Southeast, Inc.
255	Renal Care Group Ohio, Inc.
256	Renal Care Group South New Mexico, LLC
257	Renal Care Group Southwest Holdings, Inc.
258	Renal Care Group Southwest Michigan, LLC
259	Renal Care Group Southwest, L.P.
260	Renal Care Group Terre Haute, LLC
261	Renal Care Group Texas, Inc.
262	Renal Care Group Toledo, LLC
263	Renal Care Group, Inc.
264	Renal Care Group-Harlingen, L.P.
265	RenalPartners, Inc.
266	Renex Corp.
267	Renex Dialysis Clinic of Bloomfield, Inc.
268	Renex Dialysis Clinic of Bridgeton, Inc.
269	Renex Dialysis Clinic of Creve Coeur, Inc.
270	Renex Dialysis Clinic of Doylestown, Inc.
271	Renex Dialysis Clinic of Maplewood, Inc.
272	Renex Dialysis Clinic of Orange, Inc.
273	Renex Dialysis Clinic of Philadelphia, Inc.
274	Renex Dialysis Clinic of Pittsburgh, Inc.
275	Renex Dialysis Clinic of South Georgia, Inc.
276	Renex Dialysis Clinic of St. Louis, Inc.

277	Renex Dialysis Clinic of Tampa, Inc.
278	Renex Dialysis Clinic of Union, Inc.
279	Renex Dialysis Clinic of University City, Inc.
280	Renex Dialysis Clinic of Woodbury, Inc.
281	Renex Dialysis Facilities, Inc.
282	Saint Louis Renal Care, LLC
283	San Diego Dialysis Services, Inc.
284	Santa Barbara Community Dialysis Center, Inc.
285	Smyrna Dialysis Center, LLC
286	SSKG, Inc.
287	St. Louis Regional Dialysis Center, Inc.
288	STAT Dialysis Corporation
289	Stone Mountain Dialysis Center, LLC
290	Stuttgart Dialysis, LLC
291	Tappahannock Dialysis Center, Inc.
292	Terrell Dialysis Center, L.L.C.
293	Warrenton Dialysis Facility, Inc.
294	West End Dialysis Center, Inc.
295	West Palm Dialysis, LLC
296	Wharton Dialysis, Inc.
297	WSKC Dialysis Services, Inc.

3.1(i) Place of Business: For each Transferring Affiliate, the principal place of business, chief executive office, and the offices where each Transferring Affiliate keeps substantially all its Records is 920 Winter Street, Waltham, MA 02451 and such other locations listed in Exhibit G.

3.1k(iv) Tradenames:	Fresenius Medical Care North America
Spectra Renal Management
Renal Care Group
National Nephrology Associates
TruBlu Logistics (FUSA Mfg)

Name Changes:	FMS Philadelphia Dialysis, LLC, f/k/a Fresenius Temple
Outpatient Dialysis Services, LLC

Mergers:	On April 1, 2010, Everest Dialysis Services, Inc., New York Dialysis Management, Inc. and FMS New York, Inc. were all merged into New York Dialysis Services, Inc.

On February 28, 2012, Liberty Dialysis Holdings, Inc., the owner of Liberty Dialysis and owner of a 51% stake in Renal Advantage Partners, LLC merged into a subsidiary of Bio-Medical Applications Management Co., Inc.